Exhibit 10.12

AMENDED AND RESTATED LOAN AGREEMENT

(Revolving Line of Credit with Construction Loan Facility, Lot Loan Facility,

and Letter of Credit Facility)

between

CENTURY COMMUNITIES COLORADO, LLC, a Colorado limited liability company,

BEACON POINTE, LLC, a Colorado limited liability company,

THE OVERLOOK AT TALLYN’S REACH, LLC, a Colorado limited liability company,

THE WHEATLANDS, LLC, a Colorado limited liability company,

RED ROCKS POINTE, LLC, a Colorado limited liability company,

BELVEDERE AT RIDGEGATE, LLC, a Colorado limited liability company,

ENCLAVE AT BOYD PONDS, LLC, a Colorado limited liability company,

THE VISTAS AT NOR’WOOD, LLC, a Colorado limited liability company,

BRADBURN VILLAGE HOMES, LLC, a Colorado limited liability company,

BARRINGTON HEIGHTS, LLC, a Colorado limited liability company,

THE VERANDA, LLC, a Colorado limited liability company,

LINCOLN PARK AT RIDGEGATE, LLC, a Colorado limited liability company,

CENTRAL PARK ROWHOMES, LLC, a Colorado limited liability company,

SHOENBERG FARMS, LLC, a Colorado limited liability company,

MONTECITO AT RIDGEGATE, LLC, a Colorado limited liability company, and

WATERSIDE AT HIGHLAND PARK, LLC, a Colorado limited liability company as borrower

and

VECTRA BANK COLORADO, NATIONAL ASSOCIATION, a national banking association as lender

Dated: as of March 22, 2012

AMENDED AND RESTATED LOAN AGREEMENT

(Revolving Line of Credit with Construction Loan Facility, Lot Loan Facility,

and Letter of Credit Facility)

This AMENDED AND RESTATED LOAN AGREEMENT (“Agreement”), dated as of March 22, 2012, is made and entered into between and among CENTURY COMMUNITIES COLORADO, LLC, a Colorado limited liability company, BEACON POINTE, LLC, a Colorado limited liability company, THE OVERLOOK AT TALLYN’S REACH, LLC, a Colorado limited liability company, THE WHEATLANDS, LLC, a Colorado limited liability company, RED ROCKS POINTE, LLC, a Colorado limited liability company, BELVEDERE AT RIDGEGATE, LLC, a Colorado limited liability company, ENCLAVE AT BOYD PONDS, LLC, a Colorado limited liability company, THE VISTAS AT NOR’WOOD, LLC, a Colorado limited liability company, BRADBURN VILLAGE HOMES, LLC, a Colorado limited liability company, BARRINGTON HEIGHTS, LLC, a Colorado limited liability company, THE VERANDA, LLC, a Colorado limited liability company, LINCOLN PARK AT RIDGEGATE, LLC, a Colorado limited liability company, CENTRAL PARK ROWHOMES, LLC, a Colorado limited liability company, SHOENBERG FARMS, LLC, a Colorado limited liability company, MONTECITO AT RIDGEGATE, LLC, a Colorado limited liability company, and WATERSIDE AT HIGHLAND PARK, LLC, a Colorado limited liability company (collectively, “Borrower”), all with principal offices at 8390 E. Crescent Pkwy, Ste. 650, Greenwood Village, CO 80111, and VECTRA BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, with offices at 2000 S. Colorado Blvd., #2-1200 Denver, CO 80222 (“Lender”).

RECITALS

A. WHEREAS, Lender and Century Communities Colorado, LLC, Beacon Pointe, LLC, The Overlook at Tallyn’s Reach, LLC, The Wheatlands, LLC, and Red Rocks Pointe, LLC previously entered into an Advised Guidance Line Loan Agreement (Construction Loan Facility) dated as of August 24, 2011, as amended by a First Amendment to Advised Guidance Line Loan Agreement dated as of October 20, 2011 which, inter alia, added Belvedere at Ridgegate, LLC, Enclave at Boyd Ponds, LLC, The Vistas at Nor’wood, LLC, Bradburn Village Homes, LLC, Barrington Heights, LLC, The Veranda, LLC, and Lincoln Park at Ridgegate, LLC as borrowers (collectively the “Guidance Line Loan Agreement”) for a revolving advised guidance line of credit for the purpose of financing the construction of single family residential homes in various Approved Subdivisions.

B. The credit facility extended pursuant to the Guidance Line Loan Agreement is evidenced by a Promissory Note (Revolving Line of Credit) dated August 24, 2011 in the principal sum of Eleven Million and no/100 Dollars ($11,000,000.00) payable to Lender, as amended by a First Amendment to Promissory Note (Revolving Line of Credit) dated October 20, 2011.

C. Borrower has applied to Lender to amend and restate the Guidance Line Loan Agreement as provided herein and Borrower and Lender hereby agree that the Guidance Line Loan Agreement is hereby amended and restated in its entirety by this Agreement.

D. Borrower has requested that a line of credit be extended by Lender pursuant to this Agreement for the purpose of (i) providing a revolving credit facility to finance the acquisition of lots and the construction of homes in Approved Subdivisions, and (ii) providing a Letter of Credit Facility to issue standby letters of credit on account of Borrower.

E. Borrower has requested that the revolving credit facility be amended and restated to become a net borrowing base facility and that advances be funded by Lender on the basis of Borrowing Base Certificates and Lender has agreed to make advances under the proposed credit facilities, but only on the terms and conditions hereinafter provided.

NOW THEREFORE, in consideration of the mutual agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guidance Line Loan Agreement is hereby amended and restated in its entirety as follows:

1. DEFINITION OF TERMS. As used in this Agreement, the following terms shall have the respective meanings indicated below:

1.1 “Additional Obligations” shall have the meaning given to such term in Section 15.17 hereof.

1.2 “Advance” shall mean, for each Loan to be made hereunder, any disbursement by Lender, whether by journal entry, deposit to Borrower’s account, check to third party or otherwise of any of the proceeds of the Loan or any insurance proceeds.

1.3 “Advance Rate” shall mean the amount available for Advances based on the applicable percentages set forth in Section 3.3 (subject to Sections 3.4.1 and 3.4.2) and Section 4.3 (subject to Section 4.4).

1.4 “Affiliate” shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

1.5 “Agreement” shall mean this Amended and Restated Loan Agreement, as the same may from time to time be amended, extended, modified or supplemented by any written agreement between the parties.

1.6 “Allocations” shall mean, for each Loan to be made hereunder, the line items set forth in each applicable Budget for which Advances of Loan proceeds will be made.

1.7 “Appraisal” shall mean a current, fair-market value master appraisal or evaluation obtained for or prepared by Lender (at Borrower’s sole cost) subject to the limitation of Section 10.22 hereof, all in form and substance satisfactory to Lender.

1.8 “Appraised Value” shall mean the current fair-market value of each Home (as they will exist upon the completion of construction thereof) or Finished Lot.

1.9 “Approved Sales Contract” shall mean a bona fide, legally binding, enforceable contract for the sale of a Lot and its related Home to be financed under the Line of Credit, which contract shall be between Borrower, as seller, and a Non-Related Party, as buyer, with respect to which (a) a minimum $1,000.00 earnest money deposit has been made, (b) Borrower has undertaken a preliminary screening of the creditworthiness of such buyer and has concluded that such buyer should qualify for a mortgage loan commitment for the financing of the acquisition of the completed Lot and Home or such buyer is otherwise able to perform its obligations under the contract; and, following an uncured Event of Default, the requirement that (c) the sale price is equal to or greater than the Minimum Sale Price. In addition, if requested by Lender, Borrower shall provide proof of the buyer’s ability to close in form of mortgage prequalification letter, verification of adequate funds to purchase or other form of verification acceptable to Lender within thirty (30) days of execution of the Approved Sales Contract.

1.10 “Approved Subdivision” shall mean the following, which are the subdivisions approved as of the Closing Date: Beacon Point in Arapahoe County, Colorado; The Overlook at Tallyn’s Reach in Arapahoe County, Colorado; Reserve at Wheatlands in Arapahoe County, Colorado; Red Rocks Point in Jefferson County, Colorado; Lake Village Center in Adams County, Colorado; Boyd Ponds in Jefferson County, Colorado; Ridgegate in Douglas County, Colorado; Bradburn in Adams County, Colorado; Nor’wood in El Paso County, Colorado; Montecito at Ridgegate in Douglas County, Colorado; Shoenberg Farms in Jefferson County, Colorado; Stapleton in Denver County, Colorado; and Waterside at Highland Park in Arapahoe County, Colorado. Until the Line of Credit Termination Date, new subdivisions may be approved by Lender following Borrower’s request, upon satisfaction of Lender’s requirements therefor. Subdivisions approved by Lender after the Closing Date shall be evidenced by execution of an Additional Approved Subdivision Sheet in the form attached hereto as Exhibit A. Notwithstanding the foregoing, before any Advance is made with respect to a Lot or Home in Stapleton, Shoenberg Farms, Montecito at Ridgegate, or Waterside Park, Lender shall have received and approved a Phase I Environmental analysis for the relevant subdivision. In addition, before any Advance is made with respect to a Lot or Home in Montecito at Ridgegate, a subordination agreement reasonably acceptable, in form and substance, to Lender and Title Company shall have been executed by the seller of the Lots in Montecito at Ridgegate to fully subordinate such seller’s lien on such Lots, which subordination agreement shall be recorded in the real estate records of Douglas County, Colorado.

1.11 “Assignment of Agreements” shall mean those certain Assignments of Agreements, Permits, Licenses and Approvals of even date herewith executed by Borrower (with the executed consents of the Contractor, the engineer and the Design Professional if required by Lender) for the benefit of Lender for each Approved Subdivision.

1.12 “Borrowing Base Availability” shall mean, at any one time, the amount remaining after taking into account the Outstanding Principal Balance under the Home Loan Facility and Lot Loan Facility, and amounts drawn and not repaid under the Letter of Credit Facility, available to Borrower for funding of draws on Lot Loans and Construction Loans, or for issuance of Letters of Credit. Such availability shall be calculated monthly by Borrower based upon percentage completion and Appraised Values of its eligible Finished Lots and Homes under the terms and conditions of this Agreement. Borrower’s monthly calculations of Borrowing Base Availability shall be reported in a Borrowing Base Certificate and verified by Lender. After the Home Loan Due Date for Spec, Sold or Model Homes under a Construction Loan, or the Lot Loan Due Date for Lots under a Lot Loan, such Home and/or Lot, as applicable, shall not be eligible for inclusion in the Borrowing Base Availability calculation.

1.13 “Borrowing Base Certificate” shall mean the monthly reporting document, in a form acceptable to Lender, reflecting each Borrower’s Eligible Collateral and the Borrowing Base Availability, which Borrowing Base Certificate shall be prepared by each Borrower as to such Borrower’s Eligible Collateral and delivered to Lender within fifteen (15) days of each month-end, to be verified by Lender as it deems necessary.

1.14 “Budget” shall mean, individually and collectively, the budgeted construction costs for each Type of Home and other costs and expenses incident thereto, including, without limitation, all hard and soft costs, permit fees, insurance premiums, project management/supervision fees, fees for design services and interest, all as approved by Lender in its reasonable discretion.

1.15 “Business Day” shall mean any day other than a Saturday, Sunday or legal holiday observed by banks in Denver, Colorado.

1.16 “Caps” shall mean the limitations on availability of credit under the Line of Credit established by the “Spec and Model Cap” or “Spec Sublimit”, as applicable.

1.17 “Catch-Up Advance” shall have the meaning set forth in Section 6.6.1.

1.18 “Century” shall mean Century Communities Colorado, LLC, a Colorado limited liability company.

1.19 “Closing Conditions” shall mean collectively (a) Borrower’s satisfaction of all of the closing conditions set forth herein at or before the Closing Date of the Line of Credit, (b) Borrower’s satisfaction of the conditions for disbursement of each Initial Advance under each Loan as set forth in Section 6.1 of this Agreement for subdivisions hereafter approved by Lender, (c) the Title Company’s issuance of the Title Commitment for the Loan, and (d) Borrower’s delivery to Lender of the Loan Documents.

1.20 “Closing Date” shall mean the date upon which this Line of Credit is closed.

1.21 “Construction Loan” shall mean a non-revolving line of credit under the Construction Loan Facility to finance the vertical construction of a Home in an Approved Subdivision. A Construction Loan shall be created upon approval of a New Start Request and shall be for an amount equal to the applicable Home Loan Allocation.

1.22 “Construction Loan Facility” shall mean that portion of the Line of Credit to be advanced to Borrower solely for vertical construction of Homes in Approved Subdivisions. The Construction Loan Facility will be financed under the Line of Credit in the maximum unpaid principal amount outstanding at any one time of $22,000,000.00, subject to the Caps and the Advance Rates as set forth in Section 3.3 (as the same may be reduced as set forth in Sections 3.4.1 and 3.4.2).

1.23 “Contractor” shall mean any person or entity with whom Borrower contracts for the development, construction and completion of the Homes or any portion thereof.

1.24 “Current Ratio” shall mean the ratio of all of Borrower’s current assets divided by all of Borrower’s current liabilities.

1.25 “Debt” shall mean any and all notes, guaranties and other evidence of indebtedness (fixed or contingent), accounts payable, contingent liabilities, lease obligations, to the extent same are considered liabilities in accordance with GAAP, and any and all other obligations treated as liabilities in accordance with GAAP.

1.26 “Deed of Trust” collectively shall mean those certain Construction Deeds of Trust, Assignments of Leases and Rents, Security Agreements and Fixture Filings pursuant to which each Borrower encumbers Lots in each Approved Subdivision to which it holds title as a first lien in favor of Lender to secure its obligations to Lender under the Line of Credit, as the same may be amended, supplemented, restated or modified from time to time. If, with Lender’s prior approval, Lots that are not initially approved by Lender for construction or Lot financing are subsequently added to the Line of Credit, the Deed of Trust shall be amended or new Deeds of Trust executed by Borrower in the form reasonably required by Lender to secure such Lots, and Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by Lender in connection with encumbering all of said Lots with the Deed of

Trust, including without limitation the payment of title insurance and endorsement costs, closing and recording fees, legal fees and all other related charges. All references to the Deed of Trust shall refer to said Deeds of Trust as it may be amended from time to time.

1.27 “Design Professional” shall mean each engineer and architect for an Approved Subdivision, together with any other person or entity with whom Borrower contracts for the providing of planning, design, architectural, engineering or other similar services relating to the Homes, if any.

1.28 “Disclosure Certificate” shall mean that certain certificate executed by Borrower and delivered to Lender from time to time as may be required by Lender in the form required by Lender.

1.29 “Draw Request Form” shall mean the form for submission by Borrower to Lender as a condition precedent for an Advance under a Construction Loan, in the form as may be approved by Lender.

1.30 “Eligible Collateral” shall mean the Finished Lots and Homes owned by Borrower and pledged to Lender as security for the repayment of the Line of Credit provided that all such property is: (a) located within an Approved Subdivision; (b) subject to a perfected first mortgage or deed of trust in favor of Lender; (c) meets all limitations and requirements of this Loan Agreement; and (d) has not exceeded the applicable Home or Lot Loan Due Date or otherwise ceased to be eligible for inclusion in the Borrowing Base Availability calculation. Notwithstanding the foregoing, until partially released in accordance with the terms set forth herein, Lender shall retain its first lien Deed of Trust on any Lot or Home that has ceased to be Eligible Collateral.

1.31 “Equity” shall have the meaning used in accordance with GAAP.

1.32 “Event of Default” shall have the meaning set forth in Section 12.1 of this Agreement.

1.33 “Excepted Lien” shall mean Liens:

(a) for ad valorem taxes, assessments, or other governmental or quasi-governmental charges or levies and HOA assessments, charges or levies not yet delinquent or which are being contested in good faith by Borrower by appropriate action;

(b) in connection with workmen’s compensation, unemployment insurance or other social security, old age pension or public liability obligations;

(c) vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, workmen’s, materialmen’s, construction or other similar Liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any Property in respect of obligations permitted under the terms of this Agreement which are:

(i) in all cases subordinate to the Liens created by the Deed of Trust, and

(ii) not yet due past 30 days or which are being contested in good faith by appropriate proceedings by or on behalf of Borrower in accordance with the procedures and requirements set forth in Section 10.21 of this Agreement; and

(d) customary Liens in the Approved Subdivision, including customary restrictive covenants and utility easements, which do not and will not unreasonably interfere with the construction, operation, maintenance and sale of Homes.

1.34 “Extension Conditions” shall mean as to individual Lot Loans, Construction Loans and Letter of Credit Loans:

(a) If required by Lender in its sole discretion, Borrower shall furnish to Lender with respect to the proposed extension, an ALTA Form 110.5 Endorsement to Lender’s policy of title insurance (showing no additional exceptions to title other than those shown on the original policy of title insurance). Such Endorsement shall be furnished at Borrower’s sole cost and expense;

(b) Lender shall have received from Borrower written notice of the proposed extension at least fifteen (15) days prior to the applicable Lot or Home Loan Due Date;

(c) No Event of Default shall exist;

(d) There shall have been no material adverse change in the financial condition, operations, business or management of Borrower or the Property; and

(e) The extension shall not extend beyond the Line of Credit Maturity Date.

1.35 “Final Advance” shall mean the last Advance of Loan proceeds for each Finished Lot and Home financed hereunder. With respect to a Home financed hereunder, the Final Advance is made upon the completion of the particular Home and is subject to Section 6.5 below.

1.36 “Finished Lot” shall mean a Lot on which all site improvements and offsite improvements (including without limitation curbs, grading, storm and sanitary sewers, paving, sidewalks, landscaping, hardscaping, sprinklers, electric lines, gas lines, telephone lines, cable television lines, fiber optic lines, pipelines and other utilities) necessary to make a Lot suitable for the construction of a Home thereon have been completed.

1.37 “Force Majeure Event” shall mean acts of God or the elements, including fire, flood, windstorm, hailstorm, earthquake, lightning, acts of war, riot or civil insurrection, strikes, labor disputes, governmental actions and delays, delays in delivery of material and disruption of shipping (to the extent such strikes, labor disputes, delays in delivery of material and disruption of shipping affect not only Borrower but also similarly situated real estate owners and/or contractors in the vicinity of the Property, or are otherwise not the result of an intentional or grossly negligent act or failure to act by Borrower); provided, however, that inclement weather shall be considered a Force Majeure Event only to the extent it is significantly more severe than typical for the location and time of year in which such inclement weather occurred.

1.38 “GAAP” shall mean the generally accepted accounting principles consistently applied throughout the periods covered by the applicable financial statements.

1.39 “Governmental Authority” shall mean the United States of America, the State of Colorado, the state, county, city and political subdivisions in which any Property of Borrower is located or which exercises jurisdiction over any such Property, and any agency, department, commission, board, bureau, homeowners association, utility district, flood control district, improvement district, or similar district, court, grand jury or instrumentality or any of them which exercises jurisdiction over any such Property.

1.40 “Governmental Requirement” shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement (including but not limited to any of the foregoing which relate to zoning and planning standards or controls, environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

1.41 “Home” shall mean collectively and individually a single-family residential structure and applicable Lot within an Approved Subdivision.

1.42 “Home Completion Date” shall mean, for any Home to be financed hereunder, two hundred seventy (270) days (or such other time period as may be permitted by Lender in its reasonable discretion) from the date of the Initial Advance relating to such Home; provided, however, such date may be extended upon written notice by Borrower to Lender for conditions beyond the control of Borrower, including, without limitation, as a result of a Force Majeure Event (but no such extension as a result of one (1) or more Force Majeure Event(s) shall extend such date in the aggregate more than three hundred sixty (360) days, but in no event beyond the Home Loan Due Date (as extended) for said Home).

1.43 “Home Loan Allocation” shall mean the maximum amount allocated under the Construction Loan Facility for each Home being financed hereunder, which amount shall not exceed the amount set forth in Section 3.3.

1.44 “Home Loan Due Date” shall mean the date on which a Home shall cease to be Eligible Collateral under the Line of Credit, which dates are, subject to Sections 3.4.1 and 3.4.2, as follows:

1.44.1 The Home Loan Due Date for Pre-Sold Homes shall be twelve (12) months after the date of the Initial Advance;

1.44.2 The Home Loan Due Date for Spec Homes shall be twelve (12) months after the date of the Initial Advance; and

1.44.3 The Home Loan Due Date for Model Homes shall be twenty-four (24) months after the date of the Initial Advance.

1.45 “Home Reserved Allocation” shall mean, for each Home to be financed hereunder, the difference at any time and from time to time between (a) the Home Loan Allocation, and (b) the principal amount with respect to such Home previously included in the Advance(s).

1.46 “Indebtedness” shall mean, for each Loan to be made hereunder, any and all amounts owing or to be owing by Borrower to Lender in connection with the Note or any other Loan Documents, including this Agreement, and all other liabilities of Borrower to Lender from time to time existing.

1.47 “Indemnity Agreement” shall mean that certain agreement executed by Borrower for the benefit of Lender relating to certain environmental and other matters for each Approved Subdivision to be financed hereunder.

1.48 “Initial Advance” shall mean the initial Advance of Loan proceeds for each Home (including without limitation such fees, permit costs, and other hard and soft costs in the Budget approved by Lender in its reasonable discretion) or Finished Lot.

1.49 “Inspecting Person” shall mean a person designated by Lender from time to time who may inspect the Homes from time to time for the benefit of Lender.

1.50 “Interim Advance” shall mean any Advance that is not an Initial Advance or Final Advance.

1.51 “Interim Advance Request” shall mean any request for a Interim Advance, as provided in Section 6.2 below.

1.52 “Land” or “Property” shall mean that certain real property owned by a Borrower and now or hereafter encumbered by the Deed of Trust in favor of Lender.

1.53 “Letter of Credit” or “Letters of Credit” shall mean one or more irrevocable standby letters of credit issued by Lender in favor of a governmental unit or agency or other beneficiary approved by Lender as security for the completion of certain improvements in an Approved Subdivision on Lender’s standard form and otherwise in form and substance acceptable to Lender, with a stated expiration date not to exceed 12 months from the date of issuance, subject to extension as provided in Section 5.2.

1.54 “Letter of Credit Facility” shall mean that portion of the Line of Credit made available by Lender to Borrower for issuance of Letters of Credit on account of Borrower up to a maximum aggregate principal amount at any one time of $500,000.00.

1.55 “Letter of Credit Liability” shall mean at any time the sum of (i) the aggregate amount, then available to be drawn or that may thereafter be drawn under then outstanding Letters of Credit, and (ii) all amounts that have been drawn on a Letter of Credit and that have not been reimbursed or repaid to Lender.

1.56 “Letter of Credit Loan” shall mean the loan deemed made by Lender to Borrower when individual letters of credit are issued under the Letter of Credit Facility.

1.57 “Lien” shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

1.58 “Line of Credit” shall mean the revolving line of credit in the maximum principal amount of Twenty-Two Million and no/100 Dollars ($22,000,000.00), comprised of the Construction Loan Facility, Lot Loan Facility, and the Letter of Credit Facility, all as defined in this Agreement.

1.59 “Line of Credit Limit” The Line of Credit Limit shall not exceed the principal sum of Twenty-Two Million and no/100 Dollars ($22,000,000.00) at any one time, subject to the applicable Caps.

1.60 “Line of Credit Termination Date” shall mean March 22, 2014, which is the date after which:

(a) the Line of Credit shall cease to be a revolving line of credit;

(b) no New Start Requests, new Lot Loans, or new Letters of Credit will be approved, nor will any new Initial Advances be made;

(c) Initial Advances and Interim Advances will be made only for the payment and/or reimbursement of (i) the costs of construction of the Homes for which the New Start Request shall have been made on or prior to said date and (ii) Lots for which the new Lot Loan Requeset was made on or prior to such date; and

(d) The only Letters of Credit to be issued will be those submitted for approval on or prior to such date.

The Line of Credit will be eligible for renewal subject to annual review and underwriting by Lender, in its sole and absolute discretion.

1.61 “Line of Credit Maturity Date” shall mean March 22, 2015.

1.62 “Loan” shall mean, individually and collectively, each Construction Loan, Lot Loan, and Letter of Credit Loan.

1.63 “Loan Documents” shall mean the Note, the Deed of Trust, this Agreement, the Security Agreement, the Assignments of Agreements, the UCC Financing Statement, the Indemnity Agreement, and any and all other documents now or hereafter executed by Borrower, or any other person or party in connection with the Loan, the indebtedness evidenced by the Notes, and/or the covenants contained in this Agreement.

1.64 “Loan Fees” shall mean an annual fee equal to $165,000.00, which is 0.75% of the Line of Credit Limit, payable upon the Closing Date and annually thereafter during the term of the Line of Credit. Notwithstanding anything to the contrary in the foregoing, Borrower shall receive a credit of $34,375.00 to be applied to the Loan Fees due on the Closing Date, such that the amount due on the Closing Date shall be $130,625.00.

1.65 “Lot” shall mean a lot as shown on a duly recorded subdivision plat, with the location and configuration of each such lot being reasonably acceptable to Lender, and which lot is (a) located within an Approved Subdivision; (b) subject to a perfected first lien deed of trust in favor of Lender; and (c) meets all limitations and requirements of this Agreement.

1.66 “Lot Loan” shall mean a loan under the Lot Loan Facility to finance a Finished Lot in an Approved Subdivision.

1.67 “Lot Loan Allocation” shall mean the maximum amount allocated under the Lot Loan Facility for each Finished Lot being financed hereunder, which amount shall not exceed the amount set forth in Section 4.3.

1.68 “Lot Loan Due Date” shall mean the date on which a Finished Lot shall cease to be Eligible Collateral under the Line of Credit which date is, subject to Section 4.4, twelve (12) months after the date of the Advance for such Lot.

1.69 “Lot Loan Facility” shall mean that portion of the Line of Credit to be advanced to Borrower solely for Finished Lots in Approved Subdivisions. The Lot Loan Facility will be financed under the Line of Credit in the maximum unpaid principal amount outstanding at any one time of $2,000,000.00, subject to the Advance Rates as set forth in Section 4.3 (as the same may be reduced as set forth in Section 4.4).

1.70 “Lot Loan Request” shall mean a written request to open a new Lot Loan for a Finished Lot under the Line of Credit (in form and content reasonably satisfactory to Lender) setting forth (among other information) the description of the Lot in the Approved Subdivision, the purchase price for such Lot and the Appraised Value of such Lot.

1.71 “Material Adverse Effect” shall mean the occurrence of (a) an Event of Default arising from the breach of the financial covenants in Section 9.5 and (b) as to any Affiliate of Borrower, any material and adverse effect on (i) the assets, liabilities, financial condition, business or operations of said Affiliate taken as a whole, from those reflected in the financial statements or from the facts represented or warranted in this Agreement or any other Loan Document, or (ii) the ability of said Affiliate taken as a whole, to carry out its business as at the date of this Agreement or as proposed at the date of this Agreement to be conducted or meet said Affiliate’s obligations under the Note, this Agreement, or the other Loan Documents on a timely basis, as determined by Lender in its sole, reasonable discretion.

1.72 “Maximum Budget Allocation” shall mean $33,000,000.00, which is the maximum aggregate at any one time of all Home Loan Allocations and Lot Loan Allocations, plus the Letter of Credit Liability.

1.73 “Minimum Sale Price” shall be a sale price for a Home not less than the sum of (i) the Release Price plus (ii) the usual and customary costs of the closing of a Home sale transaction to be paid in connection with the sale of said Home (including without limitation recording costs, tax prorations, title insurance premiums, escrow fees and charges, costs and fees related to the purchaser’s acquisition loan, brokerage commissions and fees and other similar costs). On and after the occurrence of an uncured Event of Default, the Minimum Sale Price shall automatically become a requirement of an Approved Sale Contract.

1.74 “Model Home” shall mean any Home owned by Borrower which, when fully completed, shall be used as a model for display to prospective purchasers of Homes built by Borrower in the Approved Subdivision.

1.75 “Net Worth” shall mean “tangible net worth,” as such term is used in accordance with GAAP, except that in computing Net Worth any intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items) shall be excluded, but leaseholds and leasehold improvements shall be included.

1.76 “New Start Request” shall mean a written request to open a new Construction Loan for financing of the vertical construction of a Home under the Line of Credit (in form and content reasonably satisfactory to Lender) setting forth (among other information) the Type of Home and a description of the Lot in the Approved Subdivision.

1.77 “Non-Related Party” shall mean a person or entity that is not a partner, member or other owner of Borrower, nor an officer of, or parent or subsidiary corporation of, any of Borrower’s partners, members or owners or Affiliate, or a person or entity otherwise controlled, directly or indirectly, by Borrower or any of Borrower’s partners, members or owners or Affiliate, or a parent or subsidiary corporation of any of Borrower’s partners, members or owners or Affiliate.

1.78 “Note” shall mean that certain Promissory Note payable to Lender dated August 24, 2011, as amended by that certain First Amendment to Promissory Note dated October 20, 2011, and by that certain Second Amendment to Promissory Note of even date herewith, which Note evidences the Line of Credit.

1.79 “Obligations” shall mean any and all of the covenants, conditions, warranties, representations, and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, or any other person or party to the Loan Documents to Lender, the trustee of the Deed of Trust, or others as set forth in (a) the Loan Documents, (b) any other deed, lease, sublease, or other form of conveyance, or (c) any other agreement pursuant to which Borrower is granted a possessory interest in the Land.

1.80 “Organizational Documents” shall mean, for any Person which is not an individual, those documents which have been executed and/or filed or recorded in connection with (a) the formation of said entity and the maintenance of the good standing of such entity in each jurisdiction in which said entity is lawfully doing business, and (b) the ownership, management and operation of the business affairs of said entity.

1.81 “Outstanding Principal Balance” shall mean the unpaid principal amount of all Advances made by Lender under the Construction Loans and Lot Loans, and amounts drawn and not repaid under a Letter of Credit Loan.

1.82 “Permitted Expenses” shall mean, for any fiscal year of Borrower for the Approved Subdivision financed by the Loan made hereunder, all costs and expenses incurred by Borrower for each said Approved Subdivision during such year in the ordinary course of Borrower’s business, including but not limited to (a) payroll, (b) business income, and other taxes and real and personal property taxes and assessments, and fees and expenses, (c) insurance premiums, (d) all other costs and expenses, including capital expenditures and overhead allocations approved by Lender, required to be made by Borrower in the ordinary course of business, and (e) payments during such fiscal year into reserve funds and accounts for future costs, expenses and payments referred to in clauses (a)-(d) above, in accordance with prudent business practices. Except as may otherwise be approved by Lender, and except such payments may be permitted under Section 10.26 hereof, and except for payments to an Affiliate who is acting as the General Contractor for an Approved Subdivision, Permitted Expenses shall in no event include any dividends or any other payments or distributions of any nature to any member, stockholder, venturer or partner, and/or any intercompany advances or loans by Borrower to any Affiliate.

1.83 “Person” shall mean any individual, limited liability company, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

1.84 “Plans and Specifications” shall mean the master plans and specifications for the development and construction of the Homes, as applicable in an Approved Subdivision, prepared by Borrower or the Design Professional and approved by Lender, by all applicable Governmental Authorities and by any party to a purchase or construction contract with a right of approval, as amended by all amendments and modifications thereof approved in writing by the same, where such approval is required.

1.85 “Pre-Sold Home” shall mean a Home with respect to which a Non-Related Party has executed a valid and enforceable Approved Sales Contract for the purchase thereof and any Home reserved under the reservation program of Borrower for the Approved Subdivision (which program has been reviewed and approved by Lender), provided that upon the rescission or cancellation of any such contract for any reason, the Home shall be a Spec Home.

1.86 “Project” shall mean all or part of an Approved Subdivision upon which Borrower proposes to construct a particular Type of Home.

1.87 “Project Construction Documents” shall mean any and all contracts and agreements entered into between Borrower and each Contractor, Design Professional, and others pertaining to the design, development, construction and completion of the Homes, and all other contracts and/or agreements between Borrower and all contractors, vendors and/or materialmen providing construction services for such Project.

1.88 “Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible owned by Borrower pertaining to the Land, including without limitation the Land.

1.89 “Release Price” shall mean one hundred percent (100%) of the Home Loan Allocation for the Home to be released, or one hundred percent of the Lot Loan Allocation for the Finished Lot to be released, as applicable, plus applicable loan fees, release fees and filing fees, which sum shall be paid by Borrower to Lender in connection with the release of any Lot and/or Home from the Deed of Trust securing the Loan.

1.90 “Security Agreement” shall mean all security agreements, whether contained in the Deed of Trust, a separate security agreement or otherwise creating a security interest in all personal property and fixtures of Borrower (including replacements, substitutions and after-acquired property) now or hereafter located in or upon the Land or Homes, or used or intended to be used in the operation thereof, to secure the Loan.

1.91 “Spec and Model Cap” shall have the meaning given to such term in Section 3.5.1 hereof.

1.92 “Spec Sublimit” shall have the meaning given to such term in Section 3.5.1 hereof.

1.93 “Spec Home” shall mean a Home that is not a Pre-Sold Home (and shall not include a Model Home).

1.94 “Special Account” shall mean an account established by Borrower with Lender into which all Advances made directly to Borrower will be deposited.

1.95 “Special Deposit” shall have the meaning given to such term in Section 14 hereof.

1.96 “Subordinate Debt” shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

1.97 “Title Commitment” shall mean the Title Company’s unconditional commitment prior to the recording of a Deed of Trust to issue the Title Insurance.

1.98 “Title Company” shall mean the company (and its issuing agent, if applicable) issuing the Title Insurance, which shall be acceptable to Lender in its sole and absolute discretion.

1.99 “Title Insurance” shall mean one or more title insurance commitments, binders or policies, as Lender may require, issued by the Title Company, on a coinsurance or reinsurance basis (with direct access endorsement or rights) if and as required by Lender, in the maximum amount of the Loan insuring or committing to insure that the Deed of Trust constitutes a valid first lien covering the Land and Homes subject only to those exceptions which Lender may reasonably approve.

1.100 “Type of Home” shall mean each of the various types or styles of homes being constructed by Borrower, the master Plans and Specifications of which have been approved by Lender and shall be referenced as between Lender and Borrower by a name or number to be agreed upon that describes each such Type of Home.

1.101 “Work in Process Report” shall mean the quarterly report prepared by each Borrower and submitted to Lender in a form acceptable to Lender detailing the completion status of each Home by Approved Subdivision.

2. THE LINE OF CREDIT.

2.1 Loan Commitment. Lender hereby agrees, subject to the limitations set forth herein, to make Advances under the Line of Credit for Finished Lots, the vertical construction of eligible Homes, and Letters of Credit up to, but not in excess of, at any one time, the lesser of the Borrowing Base Availability or the Line of Credit Limit, and Borrower may borrow such sums under the Line of Credit upon and subject to the terms and provisions of this Agreement.

2.2 Line of Credit Is a Revolving Line of Credit.

2.2.1 The Line of Credit shall constitute a revolving line of credit. From the date of this Agreement through the Line of Credit Termination Date, Lender will issue Letters of Credit and will make Advances to Borrower under the Line of Credit, and the Line of Credit may be drawn, repaid and drawn again through individual Advances in repetition, subject to the Caps and other limitations herein, so long as no Event of Default has occurred and is continuing and Borrowing Base Availability exists under the Line of Credit.

2.2.2 Upon the Line of Credit Termination Date: (a) the only Letters of Credit to be issued will be those submitted for approval on or prior to such date; and (b) the Line of Credit shall convert to a non-revolving line of credit under which Advances will be made only for Finished Lots and Homes for which the New Start Request or Lot Loan Request for an Initial Advance was made on or prior to said Line of Credit Termination Date or to fund draws on an existing Letter of Credit Loan. No Advances shall be made under the Line of Credit to purchase Finished Lots or commence construction of any new Homes pursuant to New Start Requests or Lot Loan Requests submitted to Lender from and after the Line of Credit Termination Date. All sums due and owing under the Line of Credit shall be paid in full on or prior to the Line of Credit Maturity Date.

2.3 Interest. Borrower’s liability for payment of the interest on account of the Line of Credit shall be limited to and calculated with respect to the proceeds of the Line of Credit actually disbursed and outstanding pursuant to the terms of this Agreement and only from the date or dates of such Advances under the Line of Credit.

2.4 Loan Fees. Borrower shall pay to Lender the Loan Fees on the dates set forth in Section 1.64, which Loan Fees are and shall be fully earned and nonrefundable on each such date. Lender may make one or more Advances on the Line of Credit to pay any Loan Fees.

2.5 Maximum Budget Allocation. In no event shall the aggregate Lot Loan Allocations, Home Loan Allocations and Letter of Credit Liability at any one time exceed the Maximum Budget Allocation of $33,000,000.00.

3. CONSTRUCTION LOAN FACILITY ADVANCES.

3.1 Purpose of Advances / Maximum Availability. Advances under the Construction Loan Facility shall be used only to finance the vertical construction of a Home in an Approved Subdivision and shall be disbursed only for the purposes set forth in the Budget. Subject to Borrowing Base Availability, the maximum amount of credit availability for the Construction Loan Facility at any one time shall be the Line of Credit Limit of $22,000,000.00 less: (a) all outstanding Lot Loan Advances, and (b) the principal amount drawn upon and not repaid under all Letters of Credit issued by Lender under the Letter of Credit Facility.

3.2 New Start Requests; Initial Advances. Borrower shall submit a New Start Request at least five (5) Business Days prior to the date the Initial Advance is requested. Lender shall not be required to fund any New Start Requests for which all conditions precedent have not been satisfied (in the reasonable determination of Lender) prior to the funding of the Initial Advance for said Home. Upon Borrower’s New Start Request that is approved for funding under the Line of Credit, Lender agrees, subject to Borrowing Base Availability and availability under the Construction Loan, to thereafter make Advances for said Home pursuant to the terms of this Agreement, unless an Event of Default occurs as specified herein or Borrower fails to comply with the requirements for Advances as specified in the Loan Documents.

3.3 Certain Limitations on Advance Amounts. Notwithstanding any other provision of this Agreement to the contrary, the sum of all outstanding Advances plus the amount of the Home Reserved Allocation for each Home financed hereunder shall not exceed the Home Loan Allocation for said Home. Further, except as otherwise provided herein (including Section 6.6.2), Lender shall not be obligated to make an Advance for an Allocation set forth in the Budget to the extent that the amount of the Advance for such Allocation would, when added to all prior Advances for such Allocation, exceed the total of such Allocation as set forth in the Budget. The Home Loan Allocation for each Home shall mean, with respect to each such Home to be constructed, the least of:

3.3.1 Payment of Actual Costs. The sum of the costs to be advanced by Lender under the Line of Credit as shown in the Budget delivered to Lender with respect to such Home, which schedule shall in all cases include the Appraised Value of the Lot and Home as set forth in the Appraisal.

3.3.2 Loan-to-Value Ratio.

Pre-Sold Home	75%
Spec Home	70%
Model Home	70%

3.3.3 Loan-to-Cost Ratio.

Pre-Sold Home	85%
Spec Home	80%
Model Home	80%

3.4 Extension of Home Loan Due Dates.

3.4.1 Pre-Sold Homes/Spec Homes. Upon compliance with the applicable Extension Conditions, Lender shall extend the Home Loan Due Date (each, the “Home Extended Due Date”) for each Spec or Pre-Sold Home for additional 3-month periods (not to exceed a total of two (2) such three-month extension periods); provided, however, that the Advance Rate for such Home shall be reduced by ten percent (10%) of the Home Loan Allocation for such Spec or Pre-Sold Home for each 3-month extension.

3.4.2 Model Homes. Upon compliance with the applicable Extension Conditions, Lender shall extend the Home Loan Due Date or Home Extended Due Date for each Model Home for one additional 12-month period; provided, however, that that the Advance Rate for such Home shall be reduced by ten percent (10%) of the Home Loan Allocation for such Model Home for each 12-month extension.

3.5 Spec and Model Home Limitations. Notwithstanding any other provision of this Agreement to the contrary, the total Spec Homes and Model Homes in each Project shall not exceed the following:

3.5.1 Spec and Model Cap. In no event shall the sum of all outstanding Advances for Spec Homes and Model Homes exceed $10,000,000.00 at any one time (“Spec and Model Cap”) less Advances outstanding under any Letter of Credit Loan. In addition, the sum of all outstanding Advances for Spec Homes for each Project shall not exceed $1,500,000.00 at any one time (“Spec Sublimit”).

3.5.2 Number of Model Homes. Except for Montecito at Ridgegate, there shall be no more than two (2) Model Homes per Project that Lender is obligated to finance hereunder. There shall be no more than three (3) Model Homes per Project in Montecito at Ridgegate that Lender is obligated to finance hereunder

3.5.3 Out of Compliance Spec Homes. If the contract for a Pre-Sold Home is rescinded or canceled for any reason, the Home shall become a Spec Home. If the Spec and Model Cap and/or the Spec Sublimit are violated as a result of a Pre-Sold Home becoming a Spec Home, Borrower shall have the time period set forth in Section 12.1.2 to bring the Line of Credit into compliance with the Spec and Model Cap and the Spec Sublimit, during which period no new Spec Homes may be started in the Project by Borrower.

3.6 Excess Costs. To the extent that Construction Loan proceeds disbursed or to be disbursed by Lender pursuant to the Allocations under the Budget are insufficient to pay all costs required for the acquisition, development, construction and completion of the Home being financed hereunder, Borrower shall pay such excess costs with funds derived from sources other than the Line of Credit (i.e., Borrower’s own funds). Under no circumstances shall Lender be required to make any Advance in excess of the Line of Credit Limit. No Advance (whether interim or final) shall be made unless all conditions precedent to such Advance have been satisfied.

4. LOT LOAN FACILITY

4.1 Purpose of Advances / Maximum Availability. Advances under the Lot Loan Facility shall be used only to finance Finished Lots in an Approved Subdivision. Subject to Borrowing Base Availability, the maximum amount of credit availability for the Lot Loan Facility at any one time shall be $2,000,000.00.

4.2 Advance. Borrower shall submit an Lot Loan Request for a new Lot Loan at least ten (10) Business Days prior to the date funding of the Initial Advance on a Lot Loan is requested. Lender shall not be required to fund any new Lot Loan for which all conditions precedent have not been satisfied (in the reasonable determination of Lender) prior to the funding of the Initial Advance for said Finished Lot. Upon approval of each new Lot Loan for funding under the Line of Credit, Lender agrees, subject to Borrowing Base Availability and availability under the Lot Loan, to thereafter make Advances for said Finished Lot pursuant to the terms of this Agreement, unless an Event of Default occurs as specified herein or Borrower fails to comply with the requirements for Advances as specified in the Loan Documents.

4.3 Certain Limitations on Advance Amounts. Notwithstanding any other provision of this Agreement to the contrary, the amount Advanced for each Finished Lot financed hereunder shall not exceed the Lot Loan Allocation for said Finished Lot. The Lot Loan Allocation for each Finished Lot shall mean the least of:

4.3.1 Loan-to-Value Ratio. 65% of the Appraised Value of the Finished Lot.

4.3.2 Loan-to-Cost Ratio. 65% of the cost of the Finished Lot

4.4 Extension of Finished Lot Due Dates. Upon compliance with the applicable Extension Conditions, Lender shall extend the Lot Loan Due Date or extended due date for each Finished Lot for additional 3-month periods (not to exceed a total of two (2) such three-month extension periods); provided, however, that the Advance Rate for such Finished Lot shall be reduced by ten percent (10%) of the Lot Loan Allocation for such Finished Lot for each 3-month extension.

4.5 Excess Costs. To the extent that Lot Loan proceeds disbursed or to be disbursed by Lender are insufficient to pay all costs required for the Finished Lot being financed hereunder, Borrower shall pay such excess costs with funds derived from sources other than the Line of Credit (i.e., Borrower’s own funds). Under no circumstances shall Lender be required to make any Advance in excess of the lesser of the Line of Credit Limit or the Lot Loan Facility at any one time. No Advance shall be made unless all conditions precedent to such Advance have been satisfied.

5. LETTER OF CREDIT FACILITY

5.1 Issuance of Letters of Credit. Provided that no Event of Default then exists, Lender agrees, subject to the following additional conditions, to issue one or more Letters of Credit with the aggregate Letter of Credit Liability not to exceed $500,000.00 from time to time. The amount of the aggregate Letter of Credit Liability under the Letter of Credit Facility at any time shall be accounted for and reduce credit availability under the maximum Line of Credit Limit.

5.2 Term of Letters of Credit. Each Letter of Credit shall have a stated maturity not to exceed twelve (12) months from the date of issuance; provided, however, upon compliance with the Extension Conditions, each Letter of Credit shall be renewable for an additional twelve (12) month term.

5.3 Disbursements / Liability Under a Letter of Credit. Any amounts disbursed by Lender under a Letter of Credit at any time and from time to time shall be deemed an Advance under the Letter of Credit Loan, shall be evidenced by the Note, and shall reduce credit availability under the Spec and Model Cap. Each Advance made under the Letter of Credit Facility shall be due and payable ten (10) Business Days after the date of such Advance. If any Letter of Credit is outstanding but undrawn on the Business Day immediately preceding its stated maturity date (or if an amount has then been drawn on a Letter of Credit which has not been reimbursed or repaid), Lender may demand delivery of cash collateral in an amount equal to the then outstanding Letter of Credit Liability, and such cash collateral may be retained by Lender until such time as the Letter of Credit Liability is reduced to $0. Lender may apply such cash collateral to the payment of any amounts thereafter drawn on the Letters of Credit that have not been reimbursed or repaid to Lender by Borrower. The failure to deliver such cash collateral within ten (10) days of demand shall constitute an immediate Event of Default under the Loan Documents. The repayment of any draws on the Letters of Credit shall be secured by the Loan Documents, and, so long as any Letter of Credit is outstanding, Lender shall not be required to issue a full release of the Loan Documents. There shall be no separate Letter of Credit Fee charged for making the Letter of Credit Loan available, and any such Letter of Credit Fee is included in the Loan Fee.

5.4 Automatic Advance of Note. Upon the occurrence of an Event of Default and acceleration of the Line of Credit, an amount equal to the difference between (i) the outstanding amount of the letters of credit and (ii) the balance of any cash collateral account established pursuant to section 5.3 above shall immediately be advanced against the Note, and the proceeds of such Advance shall be held by Lender in a special Letter of Credit Collateral Account as additional collateral for the letter(s) of credit. Borrower’s failure to immediately repay the amount of such Advance upon notice of the Advance being given to Borrower by Lender, shall constitute an Event of Default under the Note and under this Agreement.

6. CONDITIONS TO LOAN ADVANCES AND ADVANCE PROCEDURES.

6.1 Conditions to Initial Advance, Closing of New Lot Loans and Issuance of Letters of Credit. The obligation of Lender to make an Initial Advance under either a Construction or Lot Loan, or to issue a Letter of Credit under the Letter of Credit Facility, is subject to the prior or simultaneous occurrence of each of the following conditions:

6.1.1 Lender shall have received from Borrower all of the Loan Documents duly executed by Borrower including, without limitation, a Deed of Trust encumbering the Lot which is the subject of the New Start Request or Lot Loan Request.

6.1.2 Lender shall have received evidence from Borrower of Borrower’s satisfaction of the closing conditions set forth in Section 8 hereof applicable to the Loan and to each new Approved Subdivision.

6.1.3 Lender shall have received the Title Commitment, at the sole expense of Borrower and, if requested by Lender, Borrower shall furnish Lender (at Borrower’s cost and expense) such title endorsements as may be reasonably required by Lender under the Title Policy for the Deed of Trust.

6.1.4 Lender shall have received payment of any and all Loan Fees due and payable for the Line of Credit.

6.1.5 Availability shall exist as demonstrated by the Borrowing Base Certificate at the time of the Initial Advance request.

6.1.6 The Loan Documents shall be and remain outstanding and enforceable in accordance with their terms.

6.1.7 The representations and warranties made by Borrower in this Agreement and in all other Loan Documents shall be true and correct in all material respects as of the date of each Advance.

6.1.8 The covenants made by Borrower in this Agreement and in all other Loan Documents shall have been fully complied with in all material respects, except to the extent such compliance may be limited by the passage of time or the completion of construction of the applicable Home under the Loan.

6.1.9 There shall exist no Event of Default by any obligated party (other than Lender) under the Loan Documents.

6.2 Timing of Advances.

6.2.1 Borrower may request daily Interim Advances on each Loan (each, an “Interim Advance Request”) by submitting to Lender no more than two (2) Interim Advance Requests per calendar month, which Interim Advance Requests shall be submitted at least five (5) Business Days prior to the date each such Advance is requested to be funded. Except with respect to Catch-Up Advances made on a Construction Loan, Lender shall not be required to fund any Interim Advance sooner than five (5) days after the last Advance has been disbursed.

6.2.2 Notwithstanding Section 6.2.1, Borrower may request one or more Catch-Up Advances at any time, even if Borrower has already submitted two (2) Interim Advance Requests to Lender in that calendar month for such Construction Loan. Lender will fund Catch-Up Advances one (1) Business Day after the date each such Catch-Up Advance is requested.

6.2.3 No Advances shall be made after the Line of Credit Maturity Date. Each Interim Advance Request shall be made at the office of Lender. No Initial Advance shall be made after the Line of Credit Termination Date unless a New Start Request or Lot Loan Request has been made before such date, and no Advances shall be made:

(a) to finance the construction of a Home after the Home Loan Due Date (as extended) for such Home; or

(b) to finance a Finished Lot after the Lot Loan Due Date (as extended) for such Lot.

6.3 Conditions to All Construction Loan Advances. In addition to the conditions for Initial Advances set forth in Section 6.1 above, the obligation of Lender to make any Advance under any Construction Loan, including an Initial Advance, shall be subject to the prior or simultaneous occurrence or satisfaction of each of the following conditions. It is expressly provided that Lender may, in its sole and absolute discretion waive, delay or postpone the satisfaction of any of the following conditions either as to any specific Advance or as to all Advances; provided, however, that Lender’s agreement to waive, delay or postpone the satisfaction of any condition shall not prejudice Lender’s right to thereafter reinstate such condition or conditions as to any subsequent Advance. Lender may impose additional requirements as conditions to its consent to waive, delay or postpone satisfaction of any of the following conditions as Lender may, in its sole discretion, deem appropriate or prudent at the time in the event circumstances materially change in Lender’s discretion.

6.3.1 Lender shall not have received or been served with a stop notice, whether or not accompanied by a bond as may be provided for under applicable law, which has not been released, withdrawn or for which Borrower has not furnished any bond that may be provided for under applicable law reasonably satisfactory to Lender to indemnify Lender from all loss, cost or expense with respect to such lien or stop notice or other security as provided for herein, nor shall Lender have received any notice of any of any material adverse proceedings, whether administrative, judicial or otherwise, against the Borrower or the Property.

6.3.2 Except in connection with an Initial Advance, Lender shall have received a Draw Request Form for such Advance, completed, executed and sworn to by Borrower. To the extent approved by Lender and included in the applicable Budget, such expenses may be paid from the proceeds of the Loan.

6.3.3 Each Borrowing Base Certificate under any Loan shall be accompanied by an “Unconditional Waiver and Release Upon Progress Payment” or an “Unconditional Waiver and Release Upon Final Payment”, as appropriate, in the prescribed statutory form and approved by Lender, executed by Borrower.

6.3.4 If requested by Lender, Borrower shall submit copies of statements, bills or invoices with respect to any soft costs included on any Draw Request Form.

6.3.5 The Home shall not have been materially (i.e, not more than 20% of Appraised Value) injured, damaged or destroyed by fire or other casualty, nor shall any part of the Home or Property be subject to condemnation proceedings or negotiations for sale in lieu thereof.

6.3.6 All work typically done at the stage of construction when the Advance is requested shall have been done, and all materials, supplies, chattels and fixtures typically furnished or installed at such stage of construction shall have been furnished or installed.

6.3.7 All personal property not yet incorporated into the Home, but which is to be paid for out of such Advance, must then be located upon the Lot on which such Home is to be constructed, secured in a method acceptable to Lender, and Lender shall have received evidence thereof.

6.3.8 Lender shall have received (in form and content reasonably satisfactory to Lender) an inspection report prepared by the Inspecting Person with respect to each requested Advance.

6.3.9 Borrower shall have fully completed (to the extent applicable), signed and delivered to Lender the Draw Request Form.

6.4 Disbursement by Journal Entry or Direct Payment to Third Parties. Lender may, in Lender’s discretion, disburse Construction Loan proceeds by journal entry to pay interest and financing costs for any Construction Loan made pursuant to this Agreement and to pay any other amounts payable by Borrower to Lender or for any other purpose set out in the applicable Budget, and Lender may, after notice to Borrower, disburse Loan proceeds directly to third parties to pay costs or expenses required to be paid by Borrower in connection with the construction of the Home financed under the applicable Loan or for any other purpose set forth in the Budget for such Loan. Loan proceeds disbursed by Lender by journal entry to pay interest or financing costs, and Loan proceeds disbursed directly by Lender to third parties to pay costs or expenses required to be paid by Borrower shall constitute Advances to Borrower. Lender may, but shall not be required to, disburse loan proceeds to pay interest when due and payable.

6.5 Final Advances for All Construction Loans.

6.5.1 Loan Final Advances. The obligation of Lender to make the Final Advance for the construction of a Home under each Loan is subject to the satisfaction of all of the conditions set forth herein and the following further conditions precedent (provided that Lender may in its sole and absolute discretion waive, delay or postpone satisfaction of any of the following conditions, but Lender’s consent to waive, delay or postpone satisfaction of any of the following conditions shall not prejudice Lender’s right to thereafter reinstate such conditions, and Lender may impose additional requirements as conditions to its consent to waive, delay or postpone satisfaction of any of the following conditions as Lender may, in its reasonable discretion, deem appropriate or prudent at the time):

(a) No Mechanic’s Liens. Mechanic’s and/or materialmen’s liens shall have been filed against the Property or Borrower shall have obtained satisfactory releases of all liens which may have been filed or shall have bonded over said liens as provided in Section 8.23 of this Agreement.

(b) Legal Compliance. Certification by Borrower of completion of the construction of the subject Home in substantial accordance with the Plans and Specifications, by such inspection and investigation as Lender may require;

(c) Governmental Requirements. If requested by Lender, Lender shall have received evidence reasonably satisfactory to it that all Governmental Requirements and nongovernmental requirements regarding the construction and completion of each such Home have been satisfied.

(d) Date Down Endorsement. Borrower shall deliver a date-down endorsement reasonably satisfactory to Lender (showing no new liens other than excepted liens or those otherwise permitted herein after, approved by Lender). If requested by Lender, evidence that a Title Insurer approved by Lender is in a position to issue to Lender its ALTA rewrite policy of title insurance for such Home with a ALTA Form 100 Endorsement undeleted, ALTA Form 116 Endorsement, if requested, and, at Lender’s discretion, an ALTA Form 101.3 or 101.13 Endorsement attached, provided, however, if the designated ALTA endorsement form is not customarily used by the Title Company, an equivalent ALTA form of endorsement or special endorsement may be used in lieu of such designated ALTA endorsement form;

6.6 Schedule of Disbursements.

6.6.1 Interim Advances will be made on the basis of the percentage of completion of each Home as determined and verified by Lender and the Budget. When any Interim Advance requested by Borrower is less than the amount available to Borrower based on the percentage of completion of the Home as determined by Lender or the Inspecting Person, Borrower shall be entitled to receive one or more additional Interim Advances (each a “Catch-Up Advance”) provided that the aggregate amount of all Advances on a Construction Loan, including Catch-Up Advances, shall not at any time exceed the lesser of the percentage of completion of the Home or the Home Loan Allocation.

6.6.2 Funds shown in any Budget for “Contingency” shall be disbursed upon receipt by Lender of a written request for such funds from Borrower based on percentage of completion.

6.7 Offsite Materials. Lender shall not be required to advance Loan proceeds to pay for any materials until they are delivered to the Lot and installed in the Home. If, in Lender’s reasonable discretion, Lender approves any request for an Advance that includes the cost of materials that are stored or housed at a location other than the Property or that have not been installed in the Home (“Offsite Materials”), such request shall include at the option of Lender each of the following:

6.7.1 evidence that Borrower has paid for the Offsite Materials or will cause payment to be made promptly upon receipt of the Advance;

6.7.2 if the Offsite Materials are stored at the facilities of the supplier of the Offsite Materials (“Offsite Supplier”), a written statement from the Offsite Supplier that the Offsite Materials have been segregated from other materials in the Offsite Supplier’s storage facility and have been marked with the name of Borrower. Such statement shall also include the Offsite Supplier’s acknowledgment of (a) the right of Lender to enter the Offsite Supplier’s storage facility at reasonable times for the purpose of inspecting or, after the occurrence of an Event of Default, removing the Offsite Materials and (b) Lender’s security interest in the Offsite Materials;

6.7.3 if the Offsite Materials are stored in a place other than the facilities of the Offsite Supplier, a written statement from the bailee or other custodian acknowledging (a) the right of Lender to enter the site where the Offsite Materials are stored at reasonable times for the purpose of inspecting or, after the occurrence of an Event of Default, removing the Offsite Materials and (b) Lender’s security interest in the Offsite Materials;

6.7.4 certificates of insurance showing the Offsite Materials to be insured as required by the Agreement and showing Lender as loss payee; and

6.7.5 as requested by Lender, evidence that Borrower has paid all personal property taxes applicable to the Offsite Materials. In no event shall Lender be required to make payment for Offsite Materials until such time as Lender has inspected and approved the Offsite Materials or expressly waived the requirement for such inspection and approval.

6.8 Advance Not A Waiver. No Advance of the proceeds of any Loan shall constitute a waiver of any of the conditions of Lender’s obligation to make further Advances under said Loan, nor, in the event Borrower is unable to satisfy any such condition, shall any such Advance under any Loan have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default.

6.9 Advance Not An Approval. The making of any Advance or part thereof under any Loan shall not be deemed an approval or acceptance by Lender of the work theretofore done for the Home. Lender shall have no obligation to make any Advance or part thereof under any Loan after the happening and during the continuance of any Event of Default, but shall have the right and option so to do; provided, however, that if Lender elects to make any such Advance, no such Advance shall be deemed to be either a waiver of the right to demand payment of the Loan, or any part thereof, or an obligation to make any other Advance under said Loan.

6.10 Time and Place of Advances. All Advances under each Loan are to be made at the office of Lender, or at such other place as Lender may designate, and Lender shall require five (5) days’ prior notice in writing before the making of any such Advance under any Loan. Except as set forth in this Agreement, all Advances under each Loan are to be made by direct deposit into the Special Account. In the event Borrower shall part with or be in any manner whatever deprived of Borrower’s interests in and to the Land made hereunder, Lender may, at Lender’s option but without any obligation to do so, continue to make Advances under said Loan, and subject to all of the terms and conditions of the Loan documents, to such person or persons as may succeed to Borrower’s title and interest and all sums so disbursed shall be deemed Advances under said Loan and secured by the Deed of Trust and all other liens or security interests securing said Loan.

6.11 Inspections. Borrower shall submit to Lender an Interim Advance Request when funding is requested under the Loan. Lender or the Inspecting Person will inspect the Home for which an Interim Advance Request has been received for purposes of evaluating the status of construction and expenses incurred, of determining whether work has been performed substantially in accordance with the applicable Plans and Specifications and the Loan Documents, and of determining that construction and expenses are progressing within the applicable Budget. Based upon the inspection by Lender or the Inspecting Person and Lender’s evaluation, Lender shall, subject to satisfaction of all conditions precedent with respect thereto set forth herein, fund said Interim Advance Request for the Home financed under the applicable Loan for which an Interim Advance Request has been received.

6.12 Use of Loan Proceeds. In addition to any and all rights of Lender and obligations of Borrower hereunder, Borrower acknowledges and agrees that all Construction Loan proceeds shall be utilized by Borrower solely for the construction of the Home and Borrower shall have no right to be paid any Loan proceeds to be applied for any other use or purpose.

7. PAYMENTS AND PARTIAL RELEASES.

7.1 Payment of Interest. Borrower shall make monthly payments of interest on the Outstanding Principal Balance as set forth in the Note. All outstanding principal and accrued interest, as well as all other amounts provided for under the Loan Documents, are due and payable in full on the Line of Credit Maturity Date.

7.2 Voluntary Prepayments; Partial Release Payments.

7.2.1 Voluntary Prepayments. Borrower may at its option prepay the Outstanding Principal Balance at any time in whole or in part without premium or penalty. Upon any voluntary prepayment of the principal amount of the Line of Credit or any portion thereof, accrued interest on the principal amount prepaid to the date of prepayment shall be paid concurrent with such principal prepayment; provided, however, that a prepayment pursuant to Section 7.2.2 shall not constitute a prepayment pursuant to this Section 7.2.1.

7.2.2 Payments as the Result of Home Sales. Lender agrees to release individual Homes and Lots from the Deed of Trust that are financed under the Line of Credit upon payment by Borrower to Lender of the Release Price. However, on and after any uncured Event of Default, receipt and acceptance by Lender of the Release Price following an Event of Default shall not be deemed to be a waiver by Lender of any Event of Default. Upon payment by Borrower of the Release Price, Lender will have prepared and will execute and deliver a partial release, in recordable form, of the Deed of Trust and a UCC-3 partial release (if applicable) in the form required by Lender. Upon the payment of the Release Price, the Home Loan Allocation attributable to the Home being released, or the Lot Loan Allocation attributable to the Lot being released, shall no longer be reserved against the Maximum Budget Allocation.

7.2.3 Conversion of Lot Loan to Construction Loan. At the time a Finished Lot is approved for funding of vertical construction under the Construction Loan Facility, availability under the Lot Loan Facility shall be reduced by the Lot Loan Allocation for such Finished Lot and availability under the Construction Loan Facility shall be increased by the Home Loan Allocation for such Finished Lot.

7.3 General Provisions for the Sale of Homes.

7.3.1 Sale Requirements. For purposes of this Agreement, a sale of a Home is considered to occur only if an Approved Sales Contract is executed which meets the requirements of this Agreement. For purposes of this Agreement, a sale is considered to close, or close of title occurs, only when title to the Home passes to the buyer and Borrower receives full payment in cash of all Net Sale Proceeds of the sale. Borrower may enter into sales of Homes in the ordinary course of business with bona fide third-party buyers without Lender’s prior written consent if an Approved Sales Contract which conforms to the requirements of this Agreement is executed. Lender will release a Home from the Deed of Trust upon Borrower’s compliance with the requirements of Section 7.4; provided, however, that following an uncured Event of Default, Lender shall have no obligation to release any Home from the Deed of Trust unless and until Borrower is in compliance with the sale requirements set forth in this Section in connection with the sale and release of said Home.

7.3.2 Default. If an Event of Default has occurred hereunder and is continuing, Lender may make written demand on Borrower to submit all future Approved Sales Contracts together in each instance with all accompanying financial statements and other information that Borrower may have pertaining to the prospective buyer for Lender’s approval prior to execution. Borrower shall immediately comply with any such demand by Lender.

7.3.3 Buyer Financing. Borrower acknowledges that Lender has not, by this Agreement, committed to provide any financing to or for any buyers of any individual Homes.

7.4 Partial Releases. Borrower shall have the right to obtain partial releases under the Line of Credit of the completed Homes and of Lots from the Lien of the Deed of Trust subject to the following terms and conditions:

7.4.1 Borrower shall submit to Lender a Lot and block description of the portion of the Property to be released, together with information as Lender may reasonably request.

7.4.2 Borrower shall pay the Release Price to Lender and satisfy the requirements and conditions for a release under this Agreement.

7.4.3 If Lender accepts any payment or issues any partial release, it shall not affect (i) Borrower’s obligation to repay all amounts which are owing under the Loan Documents or (ii) any portion of the Property secured by the Deed of Trust which is not released. If Lender does not require satisfaction of all of the conditions described above before releasing one or more Homes or Lots, that alone shall not be a waiver of such conditions, and Lender reserves the right to require their satisfaction in full before releasing any further Homes from the Deed of Trust or before making any further Advances under the Loan.

7.4.4 To the extent mandatory or voluntary payments are made to reduce the amount of indebtedness represented by the Note, and no partial release is requested hereunder at the time of such payments or within a reasonable time thereafter, the amount of such payments shall not constitute a credit to Borrower against the Release Price specified herein for future releases should requests therefor be made.

7.4.5 No portion of any Property shall be released from the Deed of Trust which will prevent a reasonable means of ingress and egress to the portions of said Property not yet released that is satisfactory to Lender in its sole discretion

7.5 Mandatory Prepayments.

7.5.1 If at any time the ratio of (a) the Outstanding Principal Balance under the Line of Credit (exclusive of all Initial Advances) to (b) the product of the percentage of completion of the Homes plus Finished Lots multiplied by the difference between (i) the applicable Home Loan Allocation(s) for said Home minus (ii) the Initial Advance for said Home, is greater than 1.00 to 1.00, then Borrower shall forthwith deposit with Lender an amount equal to the sum by which the Outstanding Principal Balance exceeds such ratio.

7.5.2 Borrower will repay on demand from time to time any part of the Line of Credit outstanding at any one time, excluding Letters of Credit that have not been drawn, which exceeds the Borrowing Base Availability.

8. CLOSING CONDITIONS AND CONDITIONS TO FUTURE LOANS AND ADVANCES. The obligations of Lender to make any Initial Advance to Borrower for construction of Homes in any Approved Subdivision; to make future Initial Advances for new subdivisions which may be approved prior to the Line of Credit Termination Date; to make any new Lot Loan; to issue any Letter of Credit; and to perform the remainder of its obligations under this Agreement are expressly conditioned upon the receipt and reasonable approval by Lender of each of the following items and the satisfaction by Borrower of the following conditions either prior to the closing of the Line of Credit, as indicated, or prior to the funding of each Initial Advance approved by Lender thereafter:

8.1 Agreements. Prior to the Closing Date of this Line of Credit, if requested by Lender, one true, correct and complete copy of each of Borrower’s agreements with any other parties providing contracting, architectural, design or engineering services for each Approved Subdivision, including without limitation, the Architect’s Agreement. In addition, as to each Approved Subdivision, one true, correct and complete copy of:

8.1.1 If requested by Lender, each major subcontract (i.e. those in excess of $100,000.00) relating to the construction of the Home entered into by Borrower, Contractor or any contractor, as the case may be, and

8.1.2 If requested by Lender, each Design Professional’s agreement, if any, with Borrower pertaining to the Approved Subdivision. Each agreement described herein shall be in form and substance reasonably satisfactory to Lender, and the contract price shall be within the budgeted amounts contemplated by the applicable Budget(s) and otherwise satisfactory to Lender in all respects. The beneficial interest under any and all said agreement shall have been assigned to Lender pursuant to the Assignment of Agreements.

8.2 Appraisal. A master Appraisal of each Type of Home in form and content reasonably satisfactory to Lender.

8.3 Inspection Reports. If requested by Lender, as to each Approved Subdivision, a copy of all inspection and test reports made by or for Borrower, including but not limited to geotechnical (soils) tests and reports and any environmental site assessments.

8.4 Authorizations. If requested by Lender, as to each Approved Subdivision, Lender shall have received evidence of compliance with all Governmental Requirements.

8.5 Title Report. As to each Lot, the Preliminary Title Report and evidence reasonably satisfactory to Lender that the Title Company is prepared to issue the Title Insurance and copies of recorded documents such as easements, liens or other matters of public record or known to Borrower affecting the Property.

8.6 Insurance. As to each Lot, the certificates of insurance or copies of the policies of insurance required in accordance with the terms of this Agreement by Lender.

8.7 Organizational Documents. At or before the Closing Date of this Line of Credit, each Borrower shall have submitted to Lender:

8.7.1 a copy of the Organizational Documents, duly certified by Borrower to be true, correct and complete in all respects,

8.7.2 a certificate issued by the Secretary of State of each State in which Borrower is doing business, certifying that Borrower is in good standing under the laws of each said State,

8.7.3 a consent authorizing the execution and delivery the Loan Documents to which Borrower is a party.

8.8 Flood Zone. As to each Lot, evidence reasonably satisfactory to Lender as to whether:

8.8.1 the Lot is located in an area designated by the Department of Housing and Urban Development as having special flood or mudslide hazards, and

8.8.2 the community in which the Lot is located is participating in the National Flood Insurance Program.

8.9 Soils Tests. If requested by Lender, as to each Approved Subdivision, a soils test report prepared by a licensed soils engineer within twelve (12) calendar months of the date of this Agreement, satisfactory to Lender and showing the locations of, and containing boring logs for, all borings, together with recommendations for the design of the foundations, paved areas and underground utilities for the Approved Subdivision.

8.10 Utilities. If requested by Lender, as to each Approved Subdivision, evidence reasonably satisfactory to Lender, which may be in the form of letters from local utility companies or local authorities, that: (a) telephone service, electric power, storm sewer, sanitary sewer and water facilities are available to the Lot; (b) such utilities are adequate to serve the Lot and exist at the boundary of each Lot; and (c) no conditions exist to materially adversely affect Borrower’s right to connect into and have unlimited use of such utilities except for the payment of a normal connection charge and except for the payment of subsequent charges for such services to the utility supplier.

8.11 Taxes, Etc. As to each Lot, evidence satisfactory to Lender that all real estate taxes, assessments, water, sewer or other charges levied or assessed against the Lot except those not yet due or payable, have been paid in full, except as otherwise permitted and subject to the contest rights provided in this Agreement.

8.12 Environmental Assessment. An environmental assessment report for each Approved Subdivision, performed by an environmental engineer that is acceptable to Lender, and which assessment shall be in form and substance satisfactory to Lender, in Lender’s reasonable discretion.

8.13 Financial Statements. Current financial statements of Borrower as of the most recent reporting dates as provided in Section 11.

8.14 Non-Foreign Certificate. If requested by Lender, a certificate of Non-Foreign Status for Borrower.

8.15 Closing Costs. The payment of reasonable attorneys’ fees, appraisal fees, title insurance premiums and other closing costs incurred by Lender in connection with the closing of the Loan.

8.16 Cost Review. As to each new Construction Loan, Lender’s receipt, review and approval of an independent cost review.

8.17 Final Plat Map. Lender shall have received a copy of all recorded subdivision or plat maps of the Approved Subdivision (to the extent required by Governmental Requirements) by all Governmental Authorities, if applicable, and legible copies of all instruments representing exceptions to the state of title to the Property.

8.18 Legal Opinion. At or before the Closing Date of this Line of Credit, at the option of Lender, Lender shall have received from counsel for Borrower, a favorable written opinion as to all or any of the following (as determined by Lender):

8.18.1 the due execution and delivery of the Loan Documents;

8.18.2 such counsel’s knowledge of pending or threatened material litigation or governmental or regulatory proceedings against Borrower;

8.18.3 valid formation and existence of Borrower, if applicable,

8.18.4 such other matters incidental to the formation and continued existence and good standing of Borrower or other customary matters relating to the transactions herein contemplated as Lender may request, and the enforceability of the Loan Documents against Borrower.

8.19 Cost Breakdowns. Lender shall have received from Borrower the Budget for the applicable Home Type in each Approved Subdivision.

8.20 Job Progress Schedule. As to each Construction Loan, if requested by Lender, a schedule of construction progress with the anticipated commencement and completion dates of each phase of construction and the anticipated date and amounts of each Advance for the same.

8.21 Site Plan. As to each Approved Subdivision, at Lender’s request, Borrower shall deliver to Lender a site plan showing the location of each Home on its respective Lot.

8.22 Payment of Costs. As applicable, Lender shall have received from Borrower evidence that such sums for insurance, taxes, expenses, charges and fees customarily required or recommended by Lender or any Governmental Authority, corporation, or person guaranteeing, insuring or purchasing, committing to guaranty, insure, purchase or refinance the Loan or any portion thereof have been paid.

8.23 Compliance Certificate. If requested by Lender, Lender shall have received a compliance certificate verifying the veracity of certain representations and warranties of Borrower under this Agreement.

8.24 Other Items. As to each Construction Loan, such other instruments, evidence or certificates as Lender may reasonably request.

9. WARRANTIES AND REPRESENTATIONS. Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of the Agreement, as follows for each Loan and all Advances of proceeds thereunder for Home:

9.1 Plans and Specifications. To Borrower’s actual knowledge, the respective Plans and Specifications for the Homes are in compliance in all material respects with all Governmental Requirements and, to the extent required by Governmental Requirements or any effective restrictive covenant, have been approved by each Governmental Authority and/or by the beneficiaries of any such restrictive covenant affecting the Approved Subdivision.

9.2 Governmental Requirements. No material violation of any Governmental Requirements exists with respect to the Approved Subdivision or Lot and Borrower is not in default in any material respect with respect to any Governmental Requirements.

9.3 Utility Services. All utility services of sufficient size and capacity necessary for the construction of the Home and the use thereof for their intended purposes are available at the property line(s) of the Land for connection to the Home, including potable water, storm and sanitary sewer, gas, electric and telephone facilities.

9.4 Access. All roads necessary for the full utilization of the Home for their intended purposes have been or will be completed and have been dedicated to the public use and accepted by the appropriate Governmental Authority or, in the alternative, easements providing legal access to a publicly dedicated road have or will be recorded.

9.5 Financial Statements. Each financial statement of Borrower delivered heretofore, concurrently herewith or hereafter to Lender was and will be prepared in conformity with GAAP, or other good accounting principles reasonably approved by Lender, applied on a basis consistent with that of previous statements and completely and accurately disclose the financial condition of Borrower (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no Material Adverse Effect in Century’s financial condition subsequent to the date of the most recent financial statement of Century delivered to Lender.

9.6 Statements. No certificate, statement, report or other information delivered heretofore, concurrently herewith or hereafter by Borrower to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains or will contain any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading, and same were true, complete and accurate in all material respects as of the date thereof.

9.7 Disclaimer of Other Financing. Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to extend the term of the Loans (unless otherwise expressly set forth herein) past its stated maturity date.

9.8 Interstate Land Sales Act. Borrower’s development of the Lots and the sale or lease of the Lots by Borrower are exempt from the registration and any requirements of the Interstate Land Sales Full Disclosure Act and the regulations promulgated thereunder.

9.9 No Other Lending or Debt. Except as disclosed to Lender in writing, and subordinated to and approved by Lender, or except as set forth in the Budget, there shall be no third-party debt on the Property or incurred by Borrower (except Century), other than trade debt in the ordinary course of business, and Borrower (except Century) shall not make loans or advances of its funds or Loan funds to any third party or to any Affiliate or any distributions or return of capital or investment to any member or shareholder of Borrower if such loan or advance or distribution or return of capital or investment would result in the violation of any covenant contained in this Agreement. Lender shall have the right, but not the obligation, to declare an Event of Default under the Loan if (a) there are any material uncured monetary or non-monetary defaults on any debt obligations on any other loans by Lender to Borrower), or (b) any Borrower (except Century) shall make any loans, advance any of its funds or the Loan funds to any third party or to any Affiliate, or any distributions or returns of capital or investment to any member or shareholder of Borrower in violation of the terms of this Agreement.

9.10 No Consent. Except as disclosed in the Disclosure Certificate, Borrower’s execution, delivery and performance of the Note and the Loan Documents, including this Agreement, to which Borrower is a party do not require the consent or approval of any owner, member, venturer, partner, or of any stockholder of or partner in any of the owners, members, venturers or partners of Borrowers, or of any other Person which has not been obtained, including but not limited to any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof, except where the failure to obtain such consent or approval would not have a Material Adverse Effect on Century.

9.11 Investments and Guaranties. At the date of this Agreement, no Borrower (except Century) has made investments in, advances to or guaranties of the obligations of any Person, except as reflected in the financial statements or disclosed to the Lender in the Disclosure Certificate and except as otherwise permitted by this Agreement.

9.12 Liabilities; Litigation. Except for liabilities incurred in the normal course of business, Borrower has any no material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the financial statements or as disclosed to the Lender in the Disclosure Certificate at the date of this Agreement there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower, threatened against or affecting Borrower which (a) challenges the validity of this Agreement, the Note or any of the other Loan Documents or (b) involves the possibility of any judgment or liability not fully covered by insurance, and which would have a Material Adverse Effect on Century.

9.13 Titles, Etc. Borrower has good title to its respective material (individually or in the aggregate) Property, free and clear of all Liens except (a) Liens referred to in the financial statements, (b) Liens and minor irregularities in title which do not interfere with the occupation, use, or enjoyment by Borrower of any of the Property in the normal course of business as presently conducted or impair the value thereof for such business, except for liens having a Material Adverse Effect on Century, (c) Liens disclosed to the Lender in the Disclosure Certificate or Title Insurance, (d) Liens otherwise permitted or contemplated by this Agreement or the other Loan Documents, or (e) Excepted Liens.

9.14 Defaults. Borrower is not in default beyond the expiration of all applicable grace periods under any material loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of Borrower to Lender, or under any material agreement or other instrument to which Borrower is a party or by which Borrower is bound pertaining to an Approved Subdivision and that no Event of Default hereunder has occurred and is continuing.

9.15 Securities Exchange Act of 1934. No Borrower (a) is required to file reports under Section 15(d) of the Securities Exchange Act of 1934, or (b) has securities registered under Section 12 of the Securities Exchange Act of 1934. None of the proceeds of the Loan will be used directly or indirectly to fund a personal loan to or for the benefit of a director or executive officer of a Borrower. Borrower will notify Lender promptly upon a Borrower (i) being required to file reports under Section 15(d) of the Securities Exchange Act of 1934, or (ii) registering securities under Section 12 of the Securities Exchange Act of 1934.

9.16 AML Representations; Warranties and Covenants.

9.16.1 Additional Representations and Warranties. Borrower represents and warrants to Lender as follows, and acknowledges that such representations and warranties shall be continuing representations and warranties from Borrower to Lender:

(a) Borrower is and shall remain in compliance with the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation, regulations or executive orders relating thereto, and the Uniting and Strengthening America By Providing Appropriate Tools Required To Intercept and Obstruct Terrorism Act (USA Patriot Act of 2001), as amended, and any other enabling legislation, regulations or executive orders relating thereto;

(b) Borrower is and shall remain in compliance with 31 U.S.C., Section 5313, as amended, 31 C.F.R. Section 103.22, as amended, and any similar laws or regulations involving currency transaction reports or disclosures relating to transactions in currency of more than $10,000.00, or of more than any other minimum amount specified by any laws or regulations; and

(c) Borrower (i) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001

Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or are otherwise associated with any such person in any manner violative of Section 2, or (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

9.16.2 Additional Covenant. Borrower covenants and agrees with Lender that no part of any loan proceeds or advances evidenced by or referenced in this document, and no part of any other amounts or sums derived from any property which secures repayment of such loan proceeds or advances, including, without limitation, any accounts, payment intangibles, money, rents, issues or profits, will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

10. COVENANTS OF BORROWER. Borrower hereby unconditionally covenants and agrees with Lender, until each Loan shall have been paid in full and the Lien of the Deed of Trust securing said Loan shall have been released, as follows:

10.1 Construction Loans. With respect to each Construction Loan:

10.1.1 Commencement and Continuation of Home Construction. Borrower will comply at all times with the following covenants regarding the commencement and continuation of construction.

(a) Timely Commencement of Construction. Construction shall be commenced within thirty (30) days after the Initial Advance is made, except in the event of any one or more Force Majeure Event, in which event, within ninety (90) days after said Initial Advance.

(b) Continuation of Construction. Borrower shall not cease construction of any Home for more than thirty (30) days without the consent of Lender for any cause not a Force Majeure Event (or for any period up to, in the aggregate, ninety (90) consecutive days as a result of one or more Force Majeure Events).

(c) Completion of Construction. Construction of each Home shall be fully completed and ready for occupancy not later than the Home Completion Date. Borrower shall secure the issuance of a Certificate of Occupancy or its equivalent has been issued by the requisite Governmental Authority on or before such Home Completion Date.

(d) Breach of Construction Commencement or Continuation Covenants. In the event Borrower fails to commence construction of improvements on any Lot within the time period specified in this Section or ceases construction for a period in excess of the limitations provided herein, said event shall constitute a breach of the covenant contained in this Section unless Lender otherwise agrees in writing or the same is resulting from one or more Force Majeure Event, in which case said delay shall not be for more than ninety (90) consecutive days.

10.1.2 No Changes. Except as provided in Section 10.23 below, Borrower will not amend, alter or change (pursuant to change order, amendment or otherwise) the Plans and Specifications in any material respect unless the same shall have been approved in advance in writing by Lender which approval shall not unreasonably be withheld, and by all applicable Governmental Authorities.

10.1.3 Advances. Borrower will receive the Advances for the purpose of paying the cost of construction of the Home as provided for herein. Borrower will apply all Advances for payment of costs of labor, material, and services supplied for the construction of the Home and such other costs and expenses incident thereto or as permitted herein and will not use any part thereof for any other purpose.

10.1.4 Defects and Variances. Borrower will, upon demand of Lender and at Borrower’s sole expense, correct any structural defect in the Home or any material variance from the Plans and Specifications not approved in writing by Lender.

10.1.5 Inspecting Person. Borrower will pay the reasonable fees and expenses of, and cooperate, with the Inspecting Person and will cause the Design Professional, the Contractor, each contractor and subcontractor and the employees of each of them to cooperate with the Inspecting Person and, upon request, will furnish the Inspecting Person whatever the Inspecting Person may reasonably consider necessary or useful in connection with the performance of the Inspecting Person’s duties. Without limiting the generality of the foregoing, Borrower shall furnish or cause to be furnished such items as working details, Plans and Specifications and details thereof, samples of materials, licenses, permits, certificates of public authorities, zoning ordinances, building codes and copies of the contracts between such person and Borrower (if applicable). Borrower will permit Lender, the Inspecting Person and their representative to enter the Lot and Home for the purposes of inspecting same after notice. Borrower acknowledges that the duties of the Inspecting Person run solely to Lender and that the Inspecting Person shall have no obligations or responsibilities whatsoever to Borrower, Contractor, the Design Professional, or to any of Borrower’s or Contractor’s agents, employees, contractors or subcontractors.

10.1.6 Personalty and Fixtures. Borrower will deliver to Lender, promptly upon demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Home or subject to the lien of the Deed of Trust or to the security interest of the Security Agreement.

10.1.7 Compliance With Restrictive Covenants. Borrower will comply in all material requests with all restrictive covenants, if any, affecting the Home. Construction of the Home will be performed in a good and workmanlike manner, within the perimeter boundaries of the Land and within all applicable building and setback lines substantially in accordance with all Governmental Requirements and the Plans and Specifications.

10.2 Compliance With Governmental Requirements. Borrower will comply in all material respects promptly with all Governmental Requirements.

10.3 Payment of Expenses. Borrower shall pay or reimburse to Lender all reasonable out-of-pocket costs and expenses unless an Advance is made for same, including (without limitation), title insurance and examination charges, survey costs, insurance premiums, filing and recording fees, and other expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Agreement.

10.4 Notices Received. Borrower will promptly deliver to Lender a true and correct copy of all material notices received by Borrower from any person or entity with respect to Borrower, the Property, or any or all of them, which in any way relates to or materially affects the Loan or the Property.

10.5 Advertising by Lender. If required by Lender, Borrower agrees that during the term of the Loan, Lender may erect at its cost and thereafter shall maintain on the Lots one or more advertising signs furnished by Lender indicating that the financing has been furnished by Lender.

10.6 Certificates of Compliance. At the time Lender approves a new approved subdivision, or at any time following an uncured Event of Default, if requested by Lender, Borrower will furnish or cause to be furnished to Lender within fifteen (15) days after a request therefor, a certificate signed by the principal financial officer of Borrower stating that:

(a) a review of the activities of Borrower has been made under his supervision with a view to determining whether Borrower has fulfilled all of its obligations under this Agreement, the other Loan Documents and the Note;

(b) stating that Borrower has fulfilled its obligations under such instruments and that all representations made herein continue to be true and correct in all material respects (or specifying the nature of any change), or if there shall be an Event of Default, specifying the nature and status thereof and Borrower’s proposed response thereto;

(c) demonstrating in reasonable detail compliance with the financial covenants in Section 9.5 (including but not limited to showing all calculations) as at the end of such fiscal year, and with such other provisions hereof as Lender may reasonably request; and

(d) containing or accompanied by such financial or other details, information and material as Lender may reasonably request to evidence such compliance.

10.7 Taxes and Other Liens. Borrower will pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon Borrower or upon the income or the Property of Borrower as well as all material claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of the Property of Borrower; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of Borrower, and if Borrower shall have set up reserves therefor adequate under GAAP or otherwise complied with the provisions of this Agreement regarding such contests.

10.8 Maintenance. Borrower will (a) maintain its Colorado limited liability company entity existence, rights and franchises and (b) observe and comply with all Governmental Requirements to remain in good standing at all times.

10.9 Further Assurances. Borrower will cure promptly any defects in the creation and issuance of the Note and the execution and delivery of the Loan Documents, including this Agreement. Borrower at its expense will promptly execute and deliver to Lender upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Borrower in the Loan Documents, including this Agreement, or to further evidence and more fully describe the collateral intended as security for the Note, or to correct any omissions in the Loan Documents, or more fully to state the security obligations set out herein or in any of the Loan Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

10.10 Costs and Expenses. Borrower will reimburse Lender for all reasonable out-of-pocket expenses of Lender, including reasonable attorneys’ fees, incurred in connection with the preparation, execution, delivery, administration and performance of the Loan Documents. Borrower will also pay all reasonable invoices for out-of-pocket expenses presented by Lender and all reasonable out-of-pocket expenses of Lender in connection with the administration of this Agreement and the other Loan Documents including, but not limited to, reasonable fees charged by Lender’s independent or internal inspectors, reasonable attorneys’ fees, appraisal fees, recording fees, survey costs, title endorsement premiums and premiums for the Title Insurance. Borrower will, upon request, promptly reimburse Lender for all reasonable out-of-pocket-amounts reasonably expended, advanced or incurred by Lender after ten days’ notice to satisfy any obligation of Borrower under this Agreement or any other Loan Document, which amounts will include all court costs, attorneys’ fees, fees of auditors and accountants, and investigation expenses reasonably incurred by Lender in connection with any such matters, together with interest at the post-maturity rate specified in the Note on each such amount from the date of written demand or request by Lender for reimbursement until the date of reimbursement to Lender.

10.11 Insurance. Borrower shall, at its sole cost and expense, maintain the insurance coverages described in this Section, and shall pay, as the same become due and payable, all premiums in respect thereto.

10.11.1 Required Coverages. The insurance coverages to be maintained by Borrower shall include, without limitation, the following:

(a) Property. Insurance against loss or damage by fire, lightning, earthquake and other perils, on an all risk basis, with such coverage to be in an amount not less than the full replacement value of the Improvements. For each Home under construction, such policy shall be written in the so-called “Builder’s Risk Completed Value Non-Reporting Form,” on an all risk basis, with no coinsurance requirement, and shall contain a provision granting the insured the right to complete and/or occupy the Property.

(b) Liability. Insurance protecting Borrower and Lender against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury including bodily injury or death, having a limit of liability of not less than Five Million Dollars ($5,000,000.00) (combined single limit for personal injury, including bodily injury or death, and property damage), and Ten Million Dollars ($10,000,000.00) aggregate for personal injury, including bodily injury or death and property damage.

(i) Such liability policies must provide comprehensive general liability insurance with coverage for Property and Operations, Blanket Contractual Liability, Personal Injury Liability, Broad Form Property Damage (including completed operations), Explosion Hazard, Collapse Hazard and Underground Property Damage Hazard.

(ii) All such policies referred to herein must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. Liability insurance under this subsection (b) may be provided under a blanket policy which specifically refers to the Property. During the period of construction, Borrower may cause its Contractor, the major subcontractors and/or all other subcontractors to maintain in full force and effect any or all of the liability insurance required under this subsection (b).

(c) Flood. A policy or policies of flood insurance in the maximum amount of flood insurance available with respect to the Property under the Flood Disaster Protection Act of 1973, as amended. This requirement will be waived upon presentation by a Federally approved certification agent of evidence satisfactory to Lender that no portion of the Property is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

(d) Contractor. Contractor shall be required to carry liability insurance of the type and providing the minimum limits set forth below (such insurance may also be carried by Borrower on Contractor’s behalf):

(i) Workers’ compensation insurance, disability benefits insurance and each other form of insurance Contractor is required by law to provide in order to cover loss resulting from injury, sickness, disability or death of employees of Contractor who are located on or assigned to the Property.

(ii) Comprehensive general liability insurance on an occurrence basis providing coverage for Property and Operations, Products and Complete Operations, Blanket Contractual Liability, Personal Injury Liability, Broad Form Property Damage (including completed operations), Explosion Hazard, Collapse Hazard and Underground Property Damage Hazard. Such policy shall have a limit of liability of not less than One Million Dollars ($1,000,000.00) (combined single limit for personal injury, including bodily injury or death, and property damage), and Five Million Dollars ($5,000,000.00) aggregate for personal injury, including bodily injury or death and property damage.

10.11.2 Insurance Providers and Policies. All required insurance shall be procured from and maintained with financially sound and generally recognized responsible insurance companies selected by Borrower and reasonably acceptable to Lender (provided that such companies shall comply with the requirements of this Section). Such companies should be authorized to write policies in the State of Colorado. The company issuing the policies shall be rated “A” or better by A.M. Best Co., in Best’s Key Guide, or such other rating as may be reasonably acceptable to Lender. All property policies evidencing the required insurance shall name Lender as first mortgagee, and all liability policies evidencing the required insurance shall name Lender as additional insured. All policies shall provide for payment to Lender of the net proceeds of insurance resulting from any claim for loss or damage thereunder (except in the case of liability insurance, in which case the net proceeds shall be paid directly to the aggrieved party), shall not be cancelable as to the interests of Lender due to the acts of Borrower, and shall provide for at least thirty (30) days’ prior written notice of the cancellation or modification (including reduction in coverage) thereof to Lender. The application of insurance proceeds paid by an insurance company in connection with the casualty or loss of all or any of the Property shall be governed by the terms and conditions contained in Section 2.3 of the Deed of Trust.

10.11.3 Evidence. Certificates of insurance evidencing that such insurance is in full force and effect and, if required by Lender endorsements showing Lender has been added as required herein, shall be delivered to Lender on or before the Closing Date. At least thirty (30) days prior to the expiration or cancellation of each such policy, Borrower shall furnish lender with evidence that such policy has been renewed or replaced, in the form of a certificate reflecting that there is in full force and effect, with a term covering the next succeeding calendar year, insurance of the types and in the amounts required.

10.12 Right of Inspection. Borrower will permit any officer, employee or agent of Lender to visit and inspect any of the Property of Borrower, and examine Borrower’s books of record and accounts,

take copies and extracts therefrom, and discuss the affairs, finances and accounts of Borrower with Borrower’s officers, accountants and auditors, all at such reasonable times and as often as Lender may desire upon reasonable notice.

10.13 Notice of Certain Events. Borrower shall promptly notify Lender if Borrower obtains knowledge of the occurrence of:

(a) any event which constitutes an Event of Default, together with a detailed statement by a responsible officer of Borrower of the steps being taken to cure the effect of such Event of Default; or

(b) any legal, judicial or regulatory proceedings affecting Borrower or any of the Property of Borrower and involving an amount in controversy equal to Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) or more individually; or

(c) any dispute between Borrower and any governmental or regulatory body or any other Person which, if adversely determined, would have a Material Adverse Effect on Century; or

(d) any event or condition having a Material Adverse Effect.

10.14 Notices by Governmental Authority, Fire and Casualty Losses, Etc. Borrower will timely comply with and promptly furnish to Lender true and complete copies of any official notice of violation or claim by any Governmental Authority pertaining to any Lot mortgaged to Lender or any Home to be constructed thereon. Borrower will promptly notify Lender of any fire or casualty or any notice of taking or eminent domain action or proceeding affecting any such Lot or Home. In the event any such Lot or Home is taken in an eminent domain action or proceeding, the condemnation proceeds resulting from such action or proceeding shall be paid to Lender to be applied as a prepayment of the Indebtedness, except as may be otherwise provided in the Deed of Trust.

10.15 Payment of Claims. Borrower shall promptly pay or cause to be paid within thirty days of date when due all costs and expenses incurred in connection with all Lots mortgaged to Lender and the construction of the Homes thereon, and Borrower shall keep such Lots free and clear of any mechanic’s Liens, Liens other than Excepted Liens, charges, or claims other than the Lien of the Deed of Trust and other Liens approved in writing by Lender, whether inferior or superior to the Deed of Trust. A discharge of the Deed of Trust and taking of a new deed of trust in substitution thereof shall not release or diminish this obligation. Notwithstanding anything to the contrary contained in this Agreement or the Deed of Trust, Borrower may contest:

(a) the validity or amount of any claim of any contractor, consultant, architect, or other Person providing labor, materials, or services with respect to any Lot mortgaged to Lender or the construction of the Home thereon,

(b) any tax or special assessment levied by any Governmental Authority, or

(c) the enforcement of or compliance with any Governmental Requirements,

and any such contest on the part of Borrower shall not be an Event of Default hereunder provided that during the pendency of any such contest Borrower shall furnish to Lender an indemnity bond with a corporate surety satisfactory to Lender or other security acceptable to Lender and Title Company in an amount equal to one hundred fifty percent (150%) of such claim or tax within thirty (30) days after either actual or constructive notice thereof, and provided further that Borrower shall pay any amount finally adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon before such judgment creates a Lien on such Lot or the Home to be constructed thereon.

10.16 Appraisals. Borrower shall allow Lender’s appraiser access to its Property and records and shall cooperate in any other reasonable manner in allowing all required Appraisals to be prepared and completed on a timely basis.

10.17 Plans and Specifications; Change Orders. Borrower will construct all of the Home in substantial compliance with the Plans and Specifications. Any change or changes to the Plans and Specifications for any of the Home resulting in a decrease in the construction costs of such Home or which exceed in the aggregate five percent (5%) of the total construction costs of such Home shall be disclosed to Lender by providing Lender with all change orders instructing and evidencing such changes.

10.18 List of Subcontractors, Etc. Borrower will, if requested by Lender, make available to Lender or its representatives, lists identifying all contractors, subcontractors, engineers, architects, materialmen and suppliers of labor or materials in connection with the construction of the Home (said parties being hereinafter referred to as “suppliers” and counterparts and/or conditional assignments of any and all construction contracts, bills of sale, invoices, statements, conveyances, receipted vouchers or agreements of any nature under which Borrower claims title to any materials or supplies used or to be used in the construction of the Home. Borrower will, if requested by Lender, provide detailed information in connection with such lists and suppliers including but not limited to an itemization of:

(a) the stage of construction during which each supplier supplied labor and/or materials,

(b) Borrower’s account number with each such supplier,

(c) the telephone number, mailing address and physical address of each such supplier, and

(d) such other information as Lender may reasonable request to verify Borrower’s payment and credit history with respect to such suppliers.

10.19 Liens. Borrower will not create, incur, assume or permit to exist any Lien on any of its Property subject to the Deed of Trust, except:

(a) Liens securing the payment of any Indebtedness;

(b) Excepted Liens; and

(c) Liens disclosed in the Disclosure Certificate and Subordinated Debt approved by Lender or discussed in the Title Insurance.

10.20 Distributions, Payments, Etc., by Borrower. Century will not make distributions, returns of capital, payments of fees or salary or other payments of any nature whatsoever, which are not payments for Permitted Expenses if such payments or distributions would cause Century to breach any of the covenants contained in this Agreement, including, but not limited to, the covenants contained in Sections 11.5.1, 11.5.2, 11.5.3, and 11.5.4 hereof. In the event such distribution, return of capital, payment of fees or salaries or other payments result in a violation of the other covenants contained in this Agreement (including, but not limited to, those covenants specified in Sections 11.5.1, 11.5.2, 11.5.3, and

11.5.4 hereof), Century shall cause such funds to be repaid in order to cure any such breach of the other covenants of the Agreement. If such payment or distribution results in a violation of any covenant contained in this Agreement, the making of such payment or distribution shall constitute an Event of Default under this Agreement. Notwithstanding the foregoing, Century may at all times pay salaries to its employees who are not direct or indirect members or owners of Century and payment of such salaries shall not constitute an Event of Default under this Agreement. Century shall not sell or otherwise dispose of any member, partner or venture interests, or any shares of its capital stock or other securities or rights, warrants or options to purchase or acquire the same or issue any class of such interest or capital stock if the effect thereof would be to cause Century to breach any other covenant of this Agreement. Except for distributions from each Borrower to Century, no Borrower other than Century shall make distributions, returns of capital, payments of fees or salary or other payments of any nature whatsoever, which are not payments for Permitted Expenses.

10.21 Sales and Leasebacks. Except for transactions related to the sale and leaseback of Model Homes that are approved by Lender in writing (which approval may require the assignment of Borrower’s interests under the lease and such other agreements as Lender may require in its sole discretion) Borrower will not enter into any arrangement, directly or indirectly, with any Person whereby Borrower shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby Borrower shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which Borrower intends to use for substantially the same purpose or purposes as the Property sold or transferred.

10.22 Nature of Business. Except as disclosed to Lender in writing prior to the Closing Date and approved by Lender, Borrower will not engage in any business other than the home building business or in the acquisition of real property and the development of such property into Lots for the purpose of the construction of Homes thereon primarily by Borrower.

10.23 Annexation. Borrower will not execute or file any subdivision plat or effect the annexation of all or part of any such Lot to any city or other political unit without the prior written consent of Lender, which shall not unreasonably be withheld.

10.24 Commercial Operating Accounts. So long as credit is available hereunder or until all principal of and interest on the Note has been paid in full, Borrower shall open and maintain with Lender all of Borrower’s operating accounts for the applicable respective Approved Subdivision.

11. FINANCIAL COVENANTS OF BORROWER-BORROWING BASE CERTIFICATE. Until the Line of Credit shall have been paid in full, Borrower shall satisfy (or cause the satisfaction of) the following financial covenants in the determination of Lender and provide a monthly Borrowing Base Certificate as to eligible Lots and Homes:

11.1 Borrowing Base Certificate—Financial Statements. Borrower will promptly furnish to Lender a Borrowing Base Certificate monthly and from time to time upon request such information regarding the business and affairs and financial condition of Borrower and the Related Parties as Lender may reasonably request, and Borrower will furnish to Lender:

REPORTING PARTY	REQUIRED STATEMENT	TO BE RECEIVED BY
1. Century	Audited combined and consolidated annual financial statements including each Borrower	Within 120 days of each fiscal year end

2. Century	Quarterly Financial Statements (prepared and certified by the party submitting the statement) including balance sheet and income statement	Within 45 days of each quarter end

REPORTING PARTY	REQUIRED STATEMENT	TO BE RECEIVED BY
3. Each Borrower	Monthly Work in Process Reports detailing the inventory, sales, starts and closing report for Homes and Lots in all active Projects (prepared and certified by the party submitting the statement)	Within 15 days of each calendar month end

4. Each Borrower	Monthly Borrowing Base Certificate	Within 15 days of each calendar month end

11.2 Annual Financial Statements of Borrower. As soon as available, and in any event within the time periods set forth in the chart above, Borrower shall deliver to Lender copies of the annual financial statements of the parties listed in the chart above for such fiscal year. In addition, but not by way of limitation, all of the foregoing financial statements for any party or Person that is not an individual shall be prepared in reasonable detail in accordance with GAAP, and shall be signed and certified by an independent certified public accountant or by the chief financial officer of such party (as specified above).

11.3 Periodic Financial Statements of Borrower. As soon as available, and in any event within the time periods set forth in the chart above, Borrower shall deliver to Lender copies of the periodic financial statements of the party specified in the chart above for the preceding period. In addition, but not by way of limitation, all of the foregoing financial statements for any party that is not an individual shall be prepared in reasonable detail in accordance with GAAP and shall be signed and certified as true and correct on behalf of the reporting party by the chief financial officer of such party.

11.4 Other Reports.

11.4.1 Monthly Work in Process Reports. Promptly after becoming available and in any event within the time period set forth in the chart above, a Work in Process Report for each Approved Subdivision, to include an inventory status report and a sales report showing (i) sales of residences (whether or not financed by Lender) since the last monthly report, (ii) as to completed residences (whether or not financed by Lender), whether or not they are subject to a contract for sale, (iii) as to residences under construction (whether or not financed by Lender), whether or not they are sold, and (iv) such other information as Lender may reasonably request with respect to each Borrower’s business operations. Each Borrower shall be responsible for preparing and submitting the Work in Process Report for such Borrower’s Property.

11.4.2 Audit Reports. Promptly upon receipt thereof, (but without any obligation to obtain same except as set forth in Section 11.1) one copy of each other report submitted to Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower.

11.4.3 Other Financial Statements. Furnish Lender with such other financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

11.5 Financial Covenants-Tested Quarterly.

COVENANT PARTY	COVENANT TYPE	COVENANT REQUIREMENT
Century	Minimum Net Worth	Not less than $25,000,000 plus 50% of net profits on an annual basis

Century	Maximum Debt to Net Worth ratio	1.75:1.00

Century	Liquidity	Not less than $2,500,000

Century	Minimum Current ratio (current assets divided by current liabilities)	1.25:1.00

11.5.1 Minimum Net Worth. Century will not permit (at any time) its Net Worth to be less than: (a) $25,000,000.00, plus (b) beginning on December 31, 2012, 50% of net profits to be added annually.

11.5.2 Unrestricted Liquidity. Century will not permit (at any time) its unrestricted liquidity to be less than $2,500,000.00. As used herein, unrestricted liquidity means Borrower’s combined cash and unencumbered, immediately liquid assets, excluding retirement accounts. Borrower will provide to Lender copies of bank, savings, brokerage, investment firm, or other financial institution statements, that verify cash, stock and/or other unrestricted securities.

11.5.3 Maximum Debt-to-Equity Ratio. Century will not permit (at any time) its Debt-to-Net Worth Ratio to be greater than 1.75:1.00.

11.5.4 Current Ratio. Century will not permit its Current Ratio (at any time) to be less than 1.25:1.00.

11.6 Mergers; Ownership of Borrower. Except as approved by Lender, Century shall not merge or consolidate with or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property (whether now owned or hereafter acquired) to any Person. Century shall not permit any Affiliate to take any of the actions set forth in the preceding sentence if such action would have a Material Adverse Effect on Century. Without limiting the terms and provisions of the Deed of Trust, Century shall not permit or suffer to exist any transaction or circumstance whereby the Person or all of the Persons who manage and control Century as of the date of execution of this Agreement shall cease to manage and control Century. The term “control” as utilized herein means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of Century, whether through the ownership, by contract, or otherwise.

12. EVENTS OF DEFAULT.

12.1 Events of Default. The term “Event of Default” as used herein, shall mean the occurrence or happening, at any time and from time to time, of any of the following:

12.1.1 Payment Default. Borrower fails to make any payment within ten (10) days of the date due under the Note.

12.1.2 Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Loan Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. Non-monetary defaults (except for failure to provide insurance) shall be subject to a thirty (30) day cure period after notice from Lender; provided, however, that if such nonmonetary default cannot be cured by the payment of a sum of money, and is capable of being cured but not capable of being cured within thirty (30) calendar days, then Borrower shall have up to an additional sixty (60) calendar days within which to cure such non-monetary default so long as Borrower is diligently pursuing such cure, but in no event to exceed a total of ninety (90) calendar days following notice from Lender.

12.1.3 Default in Favor of Third Parties. Borrower defaults beyond the expiration of all applicable grace periods under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may have a Materially Adverse Effect Borrower’s ability to repay the Loan or perform Borrower’s obligations under this Agreement or any of the Loan Documents.

12.1.4 False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Loan Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

12.1.5 Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or the failure to obtain the dismissal of any such proceeding within forty-five (45) days of the filing same.

12.1.6 Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any material portion of the collateral. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

12.1.7 Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the Indebtedness.

12.1.8 Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the membership interests of Borrower.

12.1.9 Adverse Change. Any Material Adverse Effect occurs which Lender determines, in its reasonable discretion, would have a Material Adverse Effect on Century, or Lender believes the prospect of payment or performance of the Note is impaired.

12.1.10 Insecurity. Lender in good faith believes itself insecure.

12.2 Remedies. Upon the happening of an Event of Default for any Loan, Lender may exercise any or all of the following remedies, and the exercise of any one or more of such remedies shall not preclude the simultaneous or subsequent exercise of any other remedy:

12.2.1 Lender may enter into possession of the Property and perform any and all work and labor necessary to complete the Home in accordance with the Plans and Specifications. All amounts so expended by Lender shall be deemed to have been disbursed to Borrower as Loan proceeds and secured by the Deed of Trust. For this purpose, Borrower hereby constitutes and appoints (which appointment is coupled with an interest and is therefore irrevocable) Lender as Borrower’s true and lawful attorney-in-fact, with full power of substitution to complete the Home in the name of Borrower, and hereby empowers Lender, acting as Borrower’s attorney-in-fact, as follows:

(a) to use any funds of Borrower, and any funds which may remain unadvanced hereunder, for the purpose of completing the Home in the manner called for by the Plans and Specifications;

(b) to make such additions and changes and corrections in the Plans and Specifications which shall be necessary or desirable to complete the Home in the manner contemplated by the Plans and Specifications;

(c) to continue all or any existing construction contracts or subcontracts;

(d) to employ such contractors, subcontractors, agents, design professionals and inspectors as shall be required for said purposes and to disburse Loan proceeds directly to Contractor and/or any subcontractors;

(e) to pay, settle or compromise all existing bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the work or the clearing of title;

(f) to execute all the applications and certificates in the name of Borrower which may be required by any construction contract; and

(g) to do any and every act with respect to the construction of the Home which Borrower could do in Borrower’s own behalf.

12.2.2 Upon an uncured Event of Default Lender, acting as Borrower’s attorney-in-fact, shall also have power to prosecute and defend all actions or proceedings in connection with the Property and to take such action and require such performance as is deemed necessary. In addition, if Lender shall advance any funds or honor any letter of credit which it may have issued, on behalf of Borrower, to any Governmental Authority to assure completion of the Home, Borrower shall pay to Lender all amounts advanced by Lender or honored by Lender under such letters of credit, together with interest on such amount at the rates provided in the note relating to such letters of credit, when requested by Lender. The obligations of Borrower pursuant to this section are continuing obligations of Borrower notwithstanding that Borrower may have paid the Note in full at the time such obligations may arise;

12.2.3 Upon an uncured Event of Default, Lender may elect to increase the Release Price and utilize the increase in any said Release Price to: (i) pay any amounts, fees, charges, costs or expenses due to Lender under the terms of any of the Loan Documents, (ii) pay against the outstanding principal and/or accrued interest balance of the Note, or (iii) create a special impound deposit which Lender may use to pay any lien, charge, cost, expense or claim against any of the Property that Borrower was required to pay pursuant to any other provisions of any of the Loan Documents; or

12.2.4 Upon an uncured Event of Default, Lender may exercise any other rights or remedies available to it under all other Loan Documents.

12.3 Right of Set-Off. Upon the failure of Borrower to make full and timely payment of the interest on any Loan and/or any fees specified herein or in the Deed of Trust for said Loan, Lender is hereby authorized at any time and from time to time, without notice to Borrower (such notice being expressly waived by Borrower notwithstanding any provision to the contrary stated in any of the Loan Documents), to make an Advance under any Loan made pursuant to this Agreement on behalf of Borrower or adjust the amount of or withhold or apply all or any portion of any Advance under any Loan to accomplish the payment of the amount then due. Lender agrees promptly to notify Borrower after any such set-off, Advance, adjustment or application under said Loan, provided that the failure to give such notice shall not affect the validity of such set-off, Advance, adjustment or application under said Loan. If Lender elects to make such an Advance for the purposes of paying interest on any Loan or any other amount then payable hereunder, such Advance may be made out of any applicable Budget category elected by Lender in its sole discretion, or out of the portion of said Loan that has been allocated to any Lot or Home, as Lender may elect. The rights of Lender under this section are in addition to all other rights and remedies which Lender may have, including but not limited to the right to require Borrower to repay the amount of any such Advance made by Lender.

13. LENDER’S DISCLAIMERS.

13.1 No Obligation by Lender To Construct. Lender has no liability or obligation whatsoever or howsoever in connection with the Approved Subdivision financed by the Loan made hereunder or the development, construction or completion thereof or work performed thereon, and has no obligation except to disburse the Loan proceeds for said Property as herein agreed. Lender is not obligated to inspect the Home, nor is Lender liable, and under no circumstances whatsoever shall Lender be or become liable, for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure said Home, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower to Lender nor to any other person, firm or entity without limitation. Nothing, including without limitation any disbursement of proceeds of any Loan made hereunder nor acceptance of any document or instrument, shall be construed as such a representation or warranty, express or implied, on Lender’s part.

13.2 No Obligation by Lender To Operate. Any term or condition of any of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower. Any term or condition of the Loan Documents which permits Lender to disburse funds under any Loan made hereunder, whether from the proceeds of the Loan or otherwise, or to take or refrain from taking any action with respect to Borrower, any Property or any other collateral for repayment of each and every Loan, shall be deemed to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower, and to maintain and preserve the security given by Borrower to Lender for the Loan, and may not be relied upon by any other person. Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower and no term or condition of the Loan Documents, shall be construed otherwise. Borrower hereby expressly acknowledges that no term or condition of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower and Lender, and Borrower shall at all times represent that the relationship between Borrower and Lender is solely that of borrower and Lender.

13.3 No Agency. Nothing herein shall be construed as making or constituting Lender as the agent of Borrower in making payments pursuant to any construction contracts or subcontracts entered into by Borrower for construction of any Home financed by a Loan made hereunder or otherwise. The purpose of all requirements of Lender hereunder is solely to allow Lender to check and require documentation (including, but not limited to, lien waivers) sufficient to protect Lender and the Loan contemplated hereby. Borrower shall have no right to rely on any procedures required by Lender, Borrower hereby acknowledging that Borrower has sole responsibility for constructing the Home and paying for work done in accordance therewith and that Borrower has solely, on Borrower’s own behalf, selected or approved each contractor, each subcontractor and each materialman for each such Home, Lender having no responsibility for any such persons or entities or for the quality of their materials or workmanship.

14. SPECIAL DEPOSIT. If, at any time Borrower seeks to obtain a partial release of any of the Property for any Construction Loan made hereunder, no unpaid balance of the Construction Loan then exists but Additional Obligations are then outstanding or all of the Advances to be made under said Construction Loan have not yet been made, then, notwithstanding anything contained to the contrary herein or in any other of the Loan Documents, Borrower shall be entitled to obtain such partial releases in accordance herewith provided any remaining balance of the net sales proceeds following payment to Lender of the Release Price, as applicable, is delivered to Lender as a special deposit (“Special Deposit”) to be held by Lender as additional collateral for said Construction Loan. To the extent of any Advances thereafter made under any Construction Loan made hereunder, Lender may apply any sums held as a Special Deposit to reduce the principal balance then outstanding under said Construction Loan. Unless required by Governmental Requirements, Lender shall not be required to pay interest on the Special Deposit but any balance remaining on the Special Deposit after repayment of the Loans in full and the termination of all Additional Obligations shall be returned to Borrower.

15. MISCELLANEOUS.

15.1 No Third-Party Beneficiaries. The benefits of this Agreement shall not inure to any third party, nor shall this Agreement be construed to make or render Lender liable to any materialmen, subcontractors, contractors, laborers or others for goods and materials supplied or work and labor furnished in connection with the construction of any Home or for debts or claims accruing to any such persons or entities against Borrower. Lender shall not be liable for the manner in which any Advances under any Loan may be applied by Borrower, any Contractor and any of Borrower’s other contractors or subcontractors. Notwithstanding anything contained in the Loan Documents, or any conduct or course of conduct by the parties hereto, before or after signing the Loan Documents, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, directors, agents or employees, in favor of any contractor, subcontractor, supplier of labor or materials, or any of their respective creditors, or any other person or entity other than Borrower. Without limiting the generality of the foregoing, Advances made to any contractor, subcontractor or supplier of labor or materials, pursuant to any requests for Advances, whether or not such request is required to be approved by Borrower, shall not be deemed a recognition by Lender of a third-party beneficiary status of any such person or entity.

15.2 Joint and Several Liability. Notwithstanding anything to the contrary contained in this Agreement, all of Borrowers’ representations and warranties, indebtedness, liabilities, and other Obligations of any kind described in this Agreement and any other Loan Document shall be joint and several in nature and affect their jointly and/or severally owned property.

15.3 Subrogation and Similar Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrowers to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that they might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise.

15.4 Subordinate Debt Requirements. In connection with any Subordinate Debt approved by Lender in its reasonable discretion, including but not limited to Subordinated Debt against Beacon Pointe, LLC, Borrower certifies, represents, warrants and covenants to Lender that:

15.4.1 Lender shall receive, review and approve all Subordinate Debt loan documents prior to Borrower entering into said documents or incurring any Subordinate Debt.

15.4.2 During the term of the Line of Credit, Borrower shall not modify or enter into any agreement to modify any one or more of the Subordinate Debt loan documents without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

15.4.3 Whenever Borrower shall receive any notice or demand from the holder of Subordinate Debt with respect to the Subordinate Debt, Borrower shall, at the same time, deliver to Lender a copy of such notice or demand.

15.4.4 As a condition to Lender’s approval of any Subordinate Debt, Borrower and Subordinate Lender shall execute and deliver to Lender a subordination agreement, in form and substance acceptable to Lender, (a) subordinating all rights, title, interest and charges relating to or arising in favor of subordinate lender under such Subordinate Debt to the rights, title, interest, lien or charge in favor or Lender under the Loan Documents, and (b) subordinating all payment and other obligations of Borrower under such Subordinate Debt to the payment and other obligations of Borrower under the Line of Credit.

15.5 Business Days. If the date for any payment or prepayment hereunder falls on a day which is not a Business Day, then for all purposes of the Note and this Agreement the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

15.6 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and Lender, and their respective heirs, legal representatives, successors and assigns; provided, however, that Borrower may not assign any rights or obligations under this Agreement without the prior written consent of Lender.

15.7 Headings. The section, and subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, define or be used in construing the text of such sections or subsections.

15.8 Survival. The provisions hereof shall survive the execution of all instruments herein mentioned, shall continue in full force and effect until the Loan has been paid in full and shall not be affected by any investigation made by any party.

15.9 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

15.10 Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee upon (i) personal delivery, or (ii) the day after such notice is tendered to a nationally recognized overnight delivery service, or (iii) the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, in any case addressed to the address set forth below of the party to whom such notice is to be given, or to such other address as any party shall in like manner designate in writing. The addresses of the parties hereto are as follows:

Borrower (All):

c/o Century Communities Colorado, LLC

Attn: Rob Francescon

8390 E. Crescent Pkwy, Ste. 650

Greenwood Village, CO 80111

with a copy to Borrower’s counsel:

Marshall Fishman, Esq.

Lottner Rubin Fishman Brown & Saul P.C.

633 17th Street, Suite 2700

Denver, CO 80202

Lender:

Vectra Bank Colorado

Attn: John Brimberry

2000 S. Colorado Blvd., #2-1200

Denver, CO 80222

15.11 Reliance by Lender. Lender is relying and is entitled to rely upon each and all of the provisions of this Agreement. Accordingly, if any provision or provisions of this Agreement should be held to be invalid or ineffective, then all other provisions hereof shall continue in full force and effect notwithstanding.

15.12 Participations/Syndication. Lender shall have the right at any time and from time to time to sell the Note or grant participations in the Loan and Loan Documents or to syndicate this Line of Credit to one or more additional lenders each of which must be a financial institution. Each participant or syndicate member shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrower, any of its principals, including (without limitation) information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the participant is subject to the circular or not). Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender to satisfy such purchasers, participants or syndicate members that the unpaid indebtedness evidenced by the Note is outstanding upon the terms and provisions set out in the Note and the other Loan Documents and to acknowledge such sales, participations or syndications.

15.13 Controlling Document. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

15.14 Construction of Agreement. All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require. All terms used herein, whether or not defined in Section 1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term, whether such is singular or plural in nature, as the context may suggest or require.

15.15 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

15.16 Document Imaging. Lender shall be entitled, in its sole discretion, to image all or any selection of the Loan Documents, and items and records governing, arising from or relating to any of Borrower’s Loans, and may destroy or archive the paper originals. The parties hereto waive any right to insist Lender produce paper originals, agree that such images shall be accorded the same force and effect as the paper originals, and further agree that Lender is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or proceedings.

15.17 Continuing Lien. In addition to the Indebtedness and the Obligations under each and every Loan, the indebtedness and performance of obligations secured by the liens and security interests granted in the Loan Documents include all indebtedness and all obligations of whatever kind or character, whether now owing, hereafter arising or hereafter to be performed in connection with the construction of the Home, whether fixed or contingent, and including, without limitation: (i) those described in Sections 10.9 and 10.16 hereof, (ii) all indebtedness and obligations arising under any agreements between Borrower or Lender and the Governmental Authority have jurisdiction over any of the Property to assure the Governmental Authority that the Home will be constructed in accordance with the Plans and Specifications and to the satisfaction of any Governmental Authority, (iii) all indebtedness and obligations arising under any set aside letter or letters issued by Lender with respect to the amount of the Loan available for certain construction costs of the Home, and/or (iv) any letters of credit issued on Borrower’s behalf by Lender and/or its affiliates (collectively “Additional Obligations”). If, at the time the balance of the Loan is fully paid, any of the Additional Obligations remain to be paid or are subject to performance by Borrower, Lender or Lender’s affiliates, Lender shall not, notwithstanding anything contained to the contrary in any of the Loan Instruments, be obligated to release that portion of any Property remaining subject to the Deed of Trust given in connection with the Loan made for said Property (“Remaining Property”) as of the Pay-Off Date and the Remaining Property shall continue to secure the payment and performance of the Additional Obligations then remaining subject to the Deed of Trust as of the Pay-Off Date.

15.18 Attorneys’ Fees. In an Event of Default; or if proceedings are had in bankruptcy, receivership, reorganization, or other legal or judicial proceedings for the collection of the Loan or the foreclosure of any instrument securing the Line of Credit; or in the event Lender is made a party to any litigation or any litigation is threatened arising out of, as a result of, or in connection with the Line of Credit or as a result of the existence of any instrument securing the Line of Credit, Borrower and any surety, endorser, guarantor, and accommodation party hereby agree to pay to Lender all reasonable out-of-pocket expenses and costs incurred by Lender in connection with any such collection, suit, or proceeding, in addition to the principal and interest then due, which expenses and costs shall include, by example and not limitation, the following: attorneys’ fees and costs; receiver’s fees and costs; sheriffs or public trustee’s fees and costs; appraisal fees; property inspection fees; environmental audits; loan servicing fees; expert witness fees; deposition costs; filing fees; the cost of mailing or serving process, notices, and other documents; copy costs; and title insurance premiums or abstracting charges.

15.19 Waiver of Defenses and Release of Claims. Borrower hereby (i) represents that neither Borrower nor any Affiliate or principal of Borrower has any defenses to or setoffs against any Indebtedness or other Obligations owing by Borrower, or by Borrower’s Affiliates or principals, to Lender or Lender’s Affiliates, nor any claims against Lender or Lender’s affiliates for any matter whatsoever, related or unrelated to the Indebtedness or Obligations, and (ii) releases Lender and Lender’s affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Indebtedness or Obligations, including the subject matter of this Agreement. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to the undersigned by Lender or Lender’s Affiliates. Borrower acknowledges that Lender has been induced to enter into or continue the Indebtedness or Obligations by, among other things, the waivers and releases in this paragraph.

15.20 Notice of Indemnification. BORROWER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS WHICH MAY, IN CERTAIN INSTANCES, INCLUDE INDEMNIFICATION BY BORROWER OR OTHERS AGAINST LENDER’S OWN NEGLIGENCE (BUT NOT THE GROSS NEGLIGENCE OR WILLFUL ACTS OF LENDER).

15.21 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

15.22 Dispute Resolution. This section contains a jury waiver, arbitration clause, and a class action waiver. READ IT CAREFULLY.

This dispute resolution provision shall supersede and replace any prior “Jury Waiver,” “Judicial Reference,” “Class Action Waiver,” “Arbitration,” “Dispute Resolution,” or similar alternative dispute agreement or provision between or among the parties.

JURY TRIAL WAIVER; CLASS ACTION WAIVER. As permitted by applicable law, each party waives their respective rights to a trial before a jury in connection with any Dispute (as “Dispute” is hereinafter defined), and Disputes shall be resolved by a judge sitting without a jury. If a court determines that this provision is not enforceable for any reason and at any time prior to trial of the Dispute, but not later than 30 days after entry of the order determining this provision is unenforceable, any party shall be entitled to move the court for an order compelling arbitration and staying or dismissing such litigation pending arbitration (“Arbitration Order”). If permitted by applicable law, each party also waives the right to litigate in court or an arbitration proceeding any Dispute as a class action, either as a member of a class or as a representative, or to act as a private attorney general.

ARBITRATION. If a claim, dispute, or controversy arises between us with respect to this Agreement, the Loan Documents, related agreements, or any other agreement or business relationship between any of us whether or not related to the subject matter of this Agreement (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any of us may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party. By agreeing to arbitrate a Dispute, each party gives up any right that party may have to a jury trial, as well as other rights that party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum (“Administrator”) as selected by the initiating party. If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator. Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations we have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or (iii) involving either of our employees, agents, affiliates, or assigns of a party. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, we each will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in the city and state where lender or bank is headquartered.

After entry of an Arbitration Order, the non-moving party shall commence arbitration. The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration. The arbitrator: (i) will hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment; (ii) will render a decision and any award applying applicable law; (iii) will give effect to any limitations period in determining any Dispute or defense; (iv) shall enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, shall apply rules of evidence governing civil cases; and (vi) will apply the law of the state specified in the agreement giving rise to the Dispute. Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators. To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute. A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding. On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator. Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. sec. 1 et seq. This arbitration provision shall survive any termination, amendment, or expiration of this Agreement. If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

RELIANCE. Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Agreement by, among other things, the mutual waivers, agreements, and certifications in this section.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

WHEREFORE, the parties hereto have executed this Agreement as of the date set forth on the cover page of this Agreement.

BORROWER:

CENTURY COMMUNITIES COLORADO, LLC, a Colorado limited liability company

By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

BEACON POINTE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

THE OVERLOOK AT TALLYN’S REACH, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

Amended and Restated Loan Agreement Signature Page

1

THE WHEATLANDS, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

RED ROCKS POINTE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

BELVEDERE AT RIDGEGATE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

Amended and Restated Loan Agreement Signature Page

2

ENCLAVE AT BOYD PONDS, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

THE VISTAS AT NOR’WOOD, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

BRADBURN VILLAGE HOMES, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

Amended and Restated Loan Agreement Signature Page

3

BARRINGTON HEIGHTS, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

THE VERANDA, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

LINCOLN PARK AT RIDGEGATE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

Amended and Restated Loan Agreement Signature Page

4

CENTRAL PARK ROWHOMES, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

SHOENBERG FARMS, LLC, a Colorado limited liability company,

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

MONTECITO AT RIDGEGATE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

Amended and Restated Loan Agreement Signature Page

5

WATERSIDE AT HIGHLAND PARK, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado
limited liability company, Its Manager

			By:	/s/ Robert J. Francescon
Robert J. Francescon, Manager

LENDER:

VECTRA BANK COLORADO, NATIONAL ASSOCIATION, a national banking association

By:	/s/ John L. Brimberry
Name:	John L. Brimberry
Title:	Senior Vice President

Amended and Restated Loan Agreement Signature Page

EXHIBIT A

ADDITIONAL APPROVED SUBDIVISION SHEET

THIS ADDITIONAL APPROVED SUBDIVISION SHEET is made as of                     , 20    , between and among CENTURY COMMUNITIES COLORADO, LLC, a Colorado limited liability company, BEACON POINTE, LLC, a Colorado limited liability company, THE OVERLOOK AT TALLYN’S REACH, LLC, a Colorado limited liability company, THE WHEATLANDS, LLC, a Colorado limited liability company, and RED ROCKS POINTE, LLC, a Colorado limited liability company (collectively, “Borrower”) all with principal offices at 8390 E. Crescent Pkwy, Ste. 650, Greenwood Village, CO 80111, and VECTRA BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, with offices at 2000 S. Colorado Blvd., #21200 Denver, CO 80222 (“Lender”).

RECITALS

WHEREAS, Lender has established a revolving line of credit for Borrower pursuant to that certain Amended and Restated Loan Agreement (“Agreement”), dated as of March 22, 2012, as modified and amended from time to time (“Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

WHEREAS, Borrower owns or will own platted lots in the subdivision known as                      in                      County, Colorado, and Borrower has requested that Lender add such subdivision as an Approved Subdivision under the Loan Agreement.

WHEREAS, Borrower has provided Lender with all of the information and documents that Lender has requested with respect to such subdivision including, without limitation, the common interest community documents, final plat(s), Appraisal, Assignment of Agreements, Budget, Plans and Specifications, and Project Construction Documents, and Lender has, in Lender’s sole discretion, approved such subdivision.

NOW THEREFORE, in consideration of the foregoing and subject to the terms hereof, Lender and Borrower hereby agree as follows:

1. The definition of “Approved Subdivision” set forth in Section 1.9 of the Loan Agreement is hereby amended to include the subdivision known as                      in                      County, Colorado.

2. The subdivision known as                      in                      County, Colorado, and any Loans requested for construction of Homes on Lots in such subdivision, shall be subject to all of the terms and conditions of the Loan Agreement.

BORROWER:

CENTURY COMMUNITIES COLORADO, LLC, a Colorado limited liability company

By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

EXHIBIT A Page - 1 -

BEACON POINTE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

THE OVERLOOK AT TALLYN’S REACH, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

THE WHEATLANDS, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

EXHIBIT A Page - 2 -

RED ROCKS POINTE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

BELVEDERE AT RIDGEGATE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

ENCLAVE AT BOYD PONDS, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

EXHIBIT A Page - 3 -

THE VISTAS AT NOR’WOOD, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

BRADBURN VILLAGE HOMES, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

BARRINGTON HEIGHTS, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

EXHIBIT A Page - 4 -

THE VERANDA, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

LINCOLN PARK AT RIDGEGATE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

CENTRAL PARK ROWHOMES, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

EXHIBIT A Page - 5 -

SHOENBERG FARMS, LLC, a Colorado limited liability company,

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

MONTECITO AT RIDGEGATE, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

WATERSIDE AT HIGHLAND PARK, LLC, a Colorado limited liability company

By:	Horizon Building Services, LLC, a Colorado limited liability company, Its Manager

	By:	Century Communities Colorado, LLC, a Colorado limited liability company, Its Managing Member

		By:	DARO VENTURES LLC, a Colorado limited liability company, Its Manager

By:
Robert J. Francescon, Manager

EXHIBIT A Page - 6 -

LENDER:

VECTRA BANK COLORADO, NATIONAL ASSOCIATION, a national banking association

By:	/s/ John L. Brimberry
Name:	John L. Brimberry
Title:	Senior Vice President

EXHIBIT A Page - 7 -